                            ASSET PURCHASE AGREEMENT


                                      AMONG

                        MARINEMAX OF TREASURE COVE, INC.


                                       AND

                           TREASURE COVE MARINA, INC.,

                             JOHN ROBERT MOORE, III,

                                       AND

                              JOHN ROBERT MOORE, IV

                                                 TABLE OF CONTENTS

                                                                                                               PAGE

SECTION 1             TRANSFER OF ASSETS.........................................................................1

         1.1      Purchase and Sale of Assets....................................................................1

         1.2      Purchased Assets...............................................................................1

                  (a)      Inventory.............................................................................1

                  (b)      Vehicles, Furniture, and Equipment....................................................1

                  (c)      Claims and Rights to the Purchased Assets.............................................2

                  (d)      Business Contracts....................................................................2

                  (e)      Intellectual Property.................................................................2

                  (f)      Customer and Supplier Lists...........................................................2

                  (g)      Licenses, Permits, and Approvals......................................................2

                  (h)      Books and Records.....................................................................2

                  (i)      Computer Software and Hardware........................................................2

                  (j)      Leased Personalty.....................................................................2

                  (k)      Names.................................................................................3

                  (l)      Phone Numbers.........................................................................3

                  (m)      Deposits and Prepaid Expenses.........................................................3

                  (n)      Stock of Subsidiaries.................................................................3

                  (o)      Leasehold Interests...................................................................3

         1.3      Excluded Assets................................................................................3

                  (a)      Rights Hereunder......................................................................3

                  (b)      Corporate Documents...................................................................3

                  (c)      Seller's Records of Negotiations......................................................3

                  (d)      Employee Records......................................................................3

                  (e)      Tax Records...........................................................................3

                  (f)      Disposed of Assets....................................................................3

                  (g)      Cash..................................................................................3

                  (h)      Bank Accounts.........................................................................3

                  (i)      Accounts Receivable...................................................................4

                  (j)      Owned Real Property...................................................................4

SECTION 2             ASSUMPTION OF LIABILITIES..................................................................4

         2.1      Assumed Liabilities............................................................................4

         2.2      Excluded Liabilities...........................................................................4

                                                        -i-

                                                 TABLE OF CONTENTS
                                                   (CONTINUED)

                                                                                                               PAGE
                  (a)      Liabilities Hereunder.................................................................4

                  (b)      Legal and Accounting Fees.............................................................4

                  (c)      Tax Liabilities.......................................................................4

                  (d)      Liability to Buyer for Breach.........................................................4

                  (e)      Liabilities to Employees..............................................................5

                  (f)      Property and Personal Injury Liabilities..............................................5

                  (g)      Liability for Medical, Dental, and Disability Benefits................................5

                  (h)      Liability to Others for Breach........................................................5

                  (i)      Liability Regarding Employee Welfare and Pension Benefits.............................5

                  (j)      ERISA.................................................................................5

                  (k)      Employee Grievances...................................................................5

                  (l)      Liability for Violation of Law........................................................6

                  (m)      Environmental Laws....................................................................6

                  (n)      Transfer and Use Tax Liabilities......................................................6

                  (o)      Seller's Bank Debt and Other Indebtedness.............................................6

                  (p)      Shareholder and Affiliates............................................................6

                  (q)      Trade Accounts Payable................................................................6

                  (r)      Previously Collected and Misapplied Accounts..........................................6

                  (s)      Litigation............................................................................6

                  (t)      Liabilities Not Assumed Hereunder.....................................................6

         2.3      No Expansion of Third Party Rights.............................................................6

         2.4      Designated Subsidiary..........................................................................6

SECTION 3             PURCHASE PRICE.............................................................................7

         3.1      Purchase Price.................................................................................7

         3.2      Payment of Purchase Price......................................................................7

                  (a)      MarineMax Common Stock................................................................7

                  (b)      Cash at Closing.......................................................................7

                  (c)      Adjusted Purchase Price Payment.......................................................7

         3.3      Adjustment to Purchase Price...................................................................7

         3.4      Allocation of Purchase Price...................................................................9

SECTION 4             REPRESENTATIONS AND WARRANTIES.............................................................9

         4.1      Representations and Warranties of Seller and Designated Shareholders...........................9

                                                       -ii-

                                                 TABLE OF CONTENTS
                                                   (CONTINUED)

                                                                                                               PAGE
                  (a)      Due Incorporation, Good Standing, and Qualification...................................9

                  (b)      Corporate Authority...................................................................9

                  (c)      Capital Stock; Options, Warrants, and Rights.........................................10

                  (d)      Subsidiaries.........................................................................10

                  (e)      Financial Statements.................................................................10

                  (f)      Actions in the Ordinary Course of Business...........................................10

                  (g)      No Material Change...................................................................11

                  (h)      Title to Properties..................................................................11

                  (i)      Condition of Assets and Properties...................................................11

                  (j)      Litigation; Absence of Claims or Product or Service Warranties.......................11

                  (k)      Licenses and Permits.................................................................12

                  (l)      No Violation.........................................................................12

                  (m)      Taxes................................................................................12

                  (n)      Accounts Receivable..................................................................13

                  (o)      Contracts............................................................................13

                  (p)      Compliance with Law and Other Regulations............................................13

                           (i)         General..................................................................13

                           (ii)        Environmental............................................................14

                  (q)      Employee Benefit and Employment Matters..............................................14

                           (i)         ERISA Matters............................................................14

                           (ii)        Labor Matters............................................................14

                           (iii)       Arrangements with Employees..............................................15

                  (r)      Insurance............................................................................15

                  (s)      No Payments to Directors, Officers, Shareholders, or Others..........................15

                  (t)      No Prohibited Payments...............................................................15

                  (u)      Charter, Bylaws, and Minute Books....................................................15

                  (v)      Intellectual Property................................................................16

                  (w)      Inventories..........................................................................16

                  (x)      Sufficiency of Purchased Assets......................................................16

                  (y)      Securities Matters...................................................................16

                           (i)         Acquisition of MarineMax Common Stock for Own Account....................16

                           (ii)        Knowledge and Experience in Financial and Business Matters...............16

                                                      -iii-

                                                 TABLE OF CONTENTS
                                                   (CONTINUED)

                                                                                                               PAGE
                           (iii)       Restricted Securities....................................................17

                           (iv)        Available Information....................................................17

                  (z)      Accuracy of Statements...............................................................17

         4.2      Further Representations and Warranties of Designated Shareholders.............................17

                  (a)      Ownership of Stock...................................................................17

                  (b)      Power of Designated Shareholders to Execute Agreement................................17

                  (c)      Agreement Not in Breach of Other Instruments Affecting Designated Shareholders.......17

         4.3      Representations and Warranties of Buyer.......................................................18

                  (a)      Due Incorporation, Good Standing, and Qualification..................................18

                  (b)      Corporate Authority..................................................................18

                  (c)      Intent and Access....................................................................18

                  (d)      Accuracy of Statements...............................................................18

                  (e)      SEC Reports..........................................................................18

                  (f)      Status of MarineMax Common Stock to be Issued........................................19

SECTION 5             COVENANTS.................................................................................19

         5.1      Covenants of Seller and Designated Shareholders...............................................19

                  (a)      Truth of Representations and Warranties..............................................19

                  (b)      Preservation of Business.............................................................19

                  (c)      No Organic Change....................................................................19

                  (d)      Ordinary Course......................................................................19

                  (e)      Maintenance of Assets and Properties.................................................19

                  (f)      Satisfaction of Obligations and Liabilities..........................................20

                  (g)      Books and Records....................................................................20

                  (h)      Insurance............................................................................20

                  (i)      Entry Into Obligations...............................................................20

                  (j)      No Issuance of Shares, Options, or Other Securities..................................20

                  (k)      Acquisitions and Dispositions........................................................20

                  (l)      Dividends............................................................................20

                  (m)      Compensation.........................................................................20

                  (n)      Employees............................................................................21

                  (o)      Right of Inspection..................................................................21

                  (p)      Confidentiality......................................................................21

                                                       -iv-

                                                 TABLE OF CONTENTS
                                                   (CONTINUED)

                                                                                                               PAGE
                  (q)      Consents and Approvals...............................................................21

                  (r)      Recommendation of Board of Directors.................................................21

                  (s)      Approval of Shareholders.............................................................21

         5.2      Further Covenants of Seller and Designated Shareholders.......................................21

                  (a)      Maintenance of Existence.............................................................21

                  (b)      Change of Name.......................................................................22

                  (c)      Filing of Tax Returns................................................................22

                  (d)      Dividends............................................................................22

         5.3      Covenants of Buyer............................................................................22

                  (a)      Truth of Representations and Warranties..............................................22

                  (b)      Consents and Approvals...............................................................22

                  (c)      Right of Inspection..................................................................22

         5.4      No Solicitation...............................................................................22

         5.5      Best Efforts..................................................................................23

         5.6      Public Announcements..........................................................................23

SECTION 6             CONDITIONS PRECEDENT TO OBLIGATIONS.......................................................23

         6.1      Conditions Precedent to the Obligations of Buyer..............................................23

                  (a)      Accuracy of Representations and Warranties...........................................23

                  (b)      Performance of Agreements............................................................23

                  (c)      Corporate Approvals..................................................................23

                  (d)      No Material Adverse Change...........................................................23

                  (e)      Litigation...........................................................................23

                  (f)      Proceedings Satisfactory to Counsel..................................................24

                  (g)      Delivery of Documents................................................................24

                  (h)      Closing Certificate of Seller and Designated Shareholders............................24

                  (i)      Environmental Reports................................................................24

                  (j)      Leases...............................................................................24

                  (k)      Escrow and Security Agreement........................................................24

                  (l)      Consents.............................................................................24

                  (m)      Tax Clearance Certificate............................................................24

                  (n)      Listing on New York Stock Exchange National Market...................................24

                  (o)      Termination of HSR Act Waiting Periods...............................................24

                                                       -v-

                                                 TABLE OF CONTENTS
                                                   (CONTINUED)

                                                                                                               PAGE
         6.2      Conditions Precedent to the Obligations of Seller and Designated Shareholders.................25

                  (a)      Accuracy of Representations and Warranties...........................................25

                  (b)      Performance of Agreements............................................................25

                  (c)      Corporate Approval...................................................................25

                  (d)      No Material Adverse Change...........................................................25

                  (e)      Litigation...........................................................................25

                  (f)      Proceedings Satisfactory to Counsel..................................................25

                  (g)      Delivery of Documents................................................................25

                  (h)      Closing Certificate of Buyer.........................................................25

                  (i)      Leases...............................................................................26

                  (j)      Listing on New York Stock Exchange...................................................26

                  (k)      Termination of HSR Act Waiting Periods...............................................26

SECTION 7             THE CLOSING...............................................................................26

         7.1      Closing.......................................................................................26

         7.2      Deliveries by Seller and Designated Shareholders..............................................26

                  (a)      Instruments of Conveyance............................................................26

                  (b)      Closing Certificate of Seller and Designated Shareholder.............................26

                  (c)      Interim Management Agreement.........................................................26

                  (d)      Employment Agreements................................................................26

                  (e)      Secretary's Certificate..............................................................26

                  (f)      Books and Records....................................................................26

                  (g)      Environmental Reports................................................................27

                  (h)      The Leases...........................................................................27

                  (i)      Tax Clearance Certificate............................................................27

                  (j)      Escrow and Security Agreement........................................................27

                  (k)      Consents and Estoppel Letters........................................................27

                  (l)      Change of Name.......................................................................27

                  (m)      Good Standing Certificates...........................................................27

         7.3      Deliveries by Buyer or Designated Subsidiary..................................................27

                  (a)      Assumption of Liabilities............................................................27

                  (b)      Purchase Price.......................................................................27

                  (c)      Closing Certificate of Buyer.........................................................27

                                                       -vi-

                                                 TABLE OF CONTENTS
                                                   (CONTINUED)

                                                                                                               PAGE
                  (d)      Secretary's Certificate..............................................................27

                  (e)      Consents and Approvals...............................................................27

                  (f)      The Leases...........................................................................27

                  (g)      The Bill of Sale and Assignment Agreement............................................28

                  (h)      The Interim Management Agreement.....................................................28

                  (i)      The Employment Agreements............................................................28

         7.4      Payment of Creditors..........................................................................28

         7.5      Obligations of All Parties....................................................................28

                  (a)      Third-Party Claims...................................................................28

                  (b)      Further Assurances...................................................................28

                  (c)      Payment of Disputed Sums.............................................................28

SECTION 8             WAIVER, MODIFICATION, ABANDONMENT.........................................................28

         8.1      Waivers.......................................................................................28

         8.2      Modification..................................................................................29

         8.3      Abandonment...................................................................................29

         8.4      Effect of Abandonment.........................................................................29

         8.5      Right to Damages..............................................................................29

SECTION 9             NON-COMPETITION...........................................................................30

         9.1      Non-competition...............................................................................30

         9.2      Duration and Extent of Restriction............................................................30

         9.3      Restrictions with Respect to Customers and Employees..........................................30

         9.4      Remedies for Breach...........................................................................30

SECTION 10            INDEMNIFICATION...........................................................................31

         10.1     Indemnification by Seller and Designated Shareholders.........................................31

                  (a)      General..............................................................................31

                  (b)      Bulk Sales Matters...................................................................31

                  (c)      Environmental........................................................................31

                  (d)      Security for Seller's and Designated Shareholders' Obligations.......................33

         10.2     Indemnification by Buyer......................................................................33

         10.3     Notice and Right to Defend Third-Party Claims.................................................33

SECTION 11            GENERAL...................................................................................34

         11.1     Indemnity Against Finders.....................................................................34

                                                      -vii-

                                                 TABLE OF CONTENTS
                                                   (CONTINUED)

                                                                                                               PAGE
         11.2     Controlling Law...............................................................................34

         11.3     Notices.......................................................................................34

         11.4     Binding Nature of Agreement; No Assignment....................................................35

         11.5     Entire Agreement..............................................................................35

         11.6     Severability..................................................................................35

         11.7     Paragraph Headings............................................................................35

         11.8     Gender........................................................................................35

         11.9     Survival of Representations and Warranties....................................................35

         11.10    Counterparts; Facsimile.......................................................................35

         11.11    Subsidiaries..................................................................................36

         11.12    No Obligation to Hire.........................................................................36

         11.13    Third-Party Beneficiary.......................................................................36

         11.14    Assignability.................................................................................36

                                                      -viii-

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                            ASSET PURCHASE AGREEMENT


                  ASSET PURCHASE AGREEMENT ("Agreement") dated as of September 30, 1998, among MARINEMAX OF TREASURE COVE, INC., a Delaware corporation ("Buyer"); TREASURE COVE MARINA, INC., an Ohio corporation ("Seller"); and JOHN ROBERT MOORE, III and JOHN ROBERT MOORE, IV (each a "Designated Shareholder" and, together, the "Designated Shareholders").

                  Seller stores boats, and sells, rents, leases, and services various boating products (the "Watercraft Business").

                  Buyer desires to acquire, and Seller desires to transfer, substantially all of the assets, properties, rights, and goodwill and to assume various designated liabilities of Seller upon the terms and conditions set forth in this Agreement.

                  To induce Buyer to enter into and perform this Agreement, Designated Shareholders, who as the owners of all the outstanding shares of capital stock of Seller will derive substantial benefit from this Agreement, have agreed to be parties to this Agreement as specified herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, the parties agree as follows:

                                    SECTION 1
                               TRANSFER OF ASSETS

          1.1 PURCHASE AND SALE OF ASSETS. Based upon and subject to the representations, warranties, covenants, agreements, and other terms and conditions set forth in this Agreement, Seller shall sell, convey, transfer, assign, and deliver on the Closing Date (as defined in Section 7.1), and Buyer shall purchase, acquire, and accept or cause one of its subsidiaries ("Designated Subsidiary") to purchase, acquire, and accept, as provided in
Section 2.4, all of the assets, properties, rights, and goodwill of Seller of every kind and description, wherever located, used in or associated with the business of Seller except for the "Excluded Assets" listed in Section 1.3.

          1.2 PURCHASED ASSETS. The assets, properties, rights, and goodwill to be conveyed, transferred, assigned, and delivered by Seller on the Closing Date pursuant to Section 1.1 are sometimes herein called the "Purchased Assets" and shall include, without limitation, all of the assets and properties shown on or reflected in the Balance Sheet of Seller as at August 31, 1998 (Seller's "Base Balance Sheet") and all assets and properties acquired by Seller after the date of Seller's Base Balance Sheet and to the Closing Date. The Purchased Assets are to be sold to Buyer free and clear of any and all liens, claims, charges, liabilities, obligations, and security interests of every kind and nature, except for the "Assumed Liabilities" of Seller to be assumed pursuant to Section
2.1 hereof. Without limiting the foregoing, the Purchased Assets shall include the following:

               (a) INVENTORY. All of Seller's inventory, including, without limitation, boats, motors, trailers, parts, and accessories (the "Inventory"), including, without limitation, the inventories set forth on Schedule 1.2(a) hereto.

               (b) VEHICLES, FURNITURE, AND EQUIPMENT. All of Seller's motor vehicles, furniture, machinery, equipment, and tools (the "Equipment"), including, without limitation, the equipment set forth on Schedule 1.2(b) hereto.

              (c) CLAIMS AND RIGHTS TO THE PURCHASED ASSETS. All of Seller's claims and rights (and benefits arising therefrom) related to the Purchased Assets against all persons and entities, including, without limitation, all rights against suppliers under warranties covering any of the Equipment and Inventory.

               (d) BUSINESS CONTRACTS. All of Seller's sales orders and sales contracts, quotations, bids, sales, and sales representative agreements, dealer agreements, service agreements, service orders, license agreements, supply agreements, franchise agreements, sales representative agreements, consulting agreements, technical service agreements (the "Business Contracts"), including each Business Contract set forth on Schedule 1.2(d) hereto. Attached to Schedule 1.2(d) is a complete, accurate, and executed copy of each Business Contract that Seller reasonably believes will be in effect on the Closing Date and including any other Business Contracts transferable by Seller.

               (e) INTELLECTUAL PROPERTY. All of Seller's intellectual property rights that are owned by or licensed to Seller, including, without limitation, all patents and applications therefor, know-how, unpatented inventions, trade secrets, formulas, business and marketing plans, ideas for products, production, or services developed by or on behalf of Seller, copyrights and applications therefor, trademarks and applications therefor, service marks and applications therefor, trade names and applications therefor, and all names, fictitious names, logos, and slogans used by Seller (the "Intellectual Property"), including the Intellectual Property set forth on Schedule 1.2(e) hereto and including any other Intellectual Property transferable by Seller. Attached to
Schedule 1.2(e) are copies of all such business and marketing plans, license agreements, product formulas, copyrighted materials, trademarks, and trade names, and patents and all applications therefor used in the conduct of or relating to the business conducted by Seller.

               (f) CUSTOMER AND SUPPLIER LISTS. All of Seller's current and historical customer and supplier lists and customer and supplier records.
Schedule 1.2(f) hereto sets forth a list of all previous (within the last two years from the date hereof) and existing customers and suppliers of Seller and its subsidiaries and their last known business addresses.

               (g) LICENSES, PERMITS, AND APPROVALS. All of Seller's licenses, permits, approvals, and authorizations of whatsoever kind and type, governmental or private, issued, applied for, or pending, used in the conduct of or relating to the business of Seller (the "Licenses and Permits"). The Licenses and Permits are set forth on Schedule 1.2(g) hereto. Attached to Schedule 1.2(g) are copies of all Licenses and Permits.

               (h) BOOKS AND RECORDS. All of Seller's books and records with respect to the Purchased Assets and the business of Seller including, without limitation, blueprints, drawings, manuals, and other technical papers, and all accounts receivable, inventory, maintenance, and asset history records, but excluding all employee and tax records (provided, however, that access to such employee and tax records shall be provided to Buyer upon written request following the Closing Date).

               (i) COMPUTER SOFTWARE AND HARDWARE. All computer software and hardware used or intended for use in connection with the business of Seller, owned, leased, or licensed by or to Seller, to the extent that the transfer of such software and hardware is not otherwise prohibited by contract between Seller and the owner thereof.

               (j) LEASED PERSONALTY. The leasehold interests created by all leases of personal property constituting any part of the Purchased Assets or used in connection with the business of Seller, under which Seller is a lessee, including those leases that are capitalized leases and all of Seller's rights arising from any maintenance contracts and deposits in connection therewith (all such personal property that Seller is leasing as lessee shall herein be referred to as "Leased Personalty"), including, without limitation, the Leased Personalty set forth on
Schedule 1.2(j) hereto and any other Leased Personalty transferable by Seller. Attached to Schedule 1.2(j) are copies of all the lease agreements listed on
Schedule 1.2(j).

               (k) NAMES. All right, title, and interest in and to the names "Treasure Cove Marina" and any and all names associated with the business of Seller at any time within the preceding 12 months, and any derivations thereof (the "Names").

               (l) PHONE NUMBERS. All telephone and facsimile numbers used by Seller.

               (m) DEPOSITS AND PREPAID EXPENSES. All of Seller's deposits and prepaid expenses (the "Deposits") including, without limitation, the Deposits set forth on Schedule 1.2(m) hereto (including any deposits with respect to the Leased Personalty assumed by Buyer pursuant to Section 2.1) as reduced in the ordinary course of business in accordance with past historical practices.

               (n) STOCK OF SUBSIDIARIES. All of the capital stock of each subsidiary of Seller and all other securities owned by Seller. Schedule 1.2(n) hereto sets forth the name, jurisdiction of incorporation, and stock of each subsidiary of Seller held by Seller and all other securities owned by Seller.

               (o) LEASEHOLD INTERESTS. All of Seller's leasehold interests, as a tenant or otherwise, related to or arising from the leases of real property set forth on Schedule 1.2(o) hereto.

                  Each Schedule provided for in this Section 1.2 also sets forth separately as appropriate the assets and properties of each subsidiary of Seller, and any purported restriction on the sale, transfer, or assignment thereof.

          1.3 EXCLUDED ASSETS. The following assets of Seller shall be excluded from the purchase and sale contemplated by this Agreement (the "Excluded Assets"):

               (a) RIGHTS HEREUNDER. Seller's rights under this Agreement.

               (b) CORPORATE DOCUMENTS. Seller's corporate charter, minute and stock record books, and corporate seal.

               (c) SELLER'S RECORDS OF NEGOTIATIONS. Seller's records relating to the negotiation and sale of Seller's stock or assets.

               (d) EMPLOYEE RECORDS. All of Seller's records with respect to employees, provided that access thereto shall be provided to Buyer upon written request.

               (e) TAX RECORDS. All of Seller's books and records with respect to taxes, provided that access thereto shall be provided to Buyer upon written request.

               (f) DISPOSED OF ASSETS. Any assets and properties disposed of since the date of Seller's Base Balance Sheet in the ordinary course of business and as contemplated by this Agreement.

               (g) CASH. All of Seller's cash on hand and in banks.

               (h) BANK ACCOUNTS. All right, title, and interest in and to Seller's bank accounts.

               (i) ACCOUNTS RECEIVABLE. All of Seller's accounts receivable and notes receivable including any artist or mechanics lien rights arising under Ohio Revised Code Section 4885.31 and general maritime law in connection with such accounts receivable.

               (j) OWNED REAL PROPERTY. Any real property owned by Seller.

                                    SECTION 2
                            ASSUMPTION OF LIABILITIES

          2.1 ASSUMED LIABILITIES. Buyer shall not assume any liabilities or obligations of Seller of whatsoever nature or type, except that at the Closing (as defined in Section 7.1) Buyer shall assume only (a) those nondelinquent performance obligations of Seller arising after the Closing Date under the Business Contracts, transferred Licenses and Permits, transferred Leased Personalty, and Deposits; (b) those liabilities and obligations payable to Bombardier Capital relating to inventory financing, but only to the extent such liabilities and obligations are current as of the Closing (the "Assumed Inventory Financing"); (c) those of Seller's customer deposits listed on
Schedule 2.1(c) hereto (the "Assumed Customer Deposits"); and (d) Seller's unearned storage income as set forth on Schedule 2.1(d) hereto (the "Assumed Unearned Storage Income"). The liabilities described in clauses (a), (b), (c), and (d) are hereinafter referred to as the "Assumed Liabilities".

          2.2 EXCLUDED LIABILITIES. Except only with respect to the Assumed Liabilities expressly assumed pursuant to Section 2.1, Buyer shall not be obligated to directly or indirectly pay, perform, or discharge any claims, obligations, or liabilities of Seller, including, without limitation, the following:

               (a) LIABILITIES HEREUNDER. Any obligations or liabilities of Seller and Designated Shareholders under this Agreement.

               (b) LEGAL AND ACCOUNTING FEES. Any obligations or liabilities for legal, accounting, and other fees and expenses incurred by or on behalf of Seller, any of its subsidiaries, or Designated Shareholders in connection with the negotiation of the transactions contemplated by this Agreement, this Agreement, the sale of the Purchased Assets, the assumption of the Assumed Liabilities, and the documents related thereto.

               (c) TAX LIABILITIES. Any tax and tax related obligations or liabilities of Seller, including, without limitation, (i) any liabilities (federal, state, local, or foreign) for or related to taxes on or measured by the income of Seller; (ii) any liabilities for federal, state, local, or foreign income and employee FICA taxes that Seller is legally obligated to withhold through the Closing Date, whether or not Seller has withheld the same as required by law; (iii) any liabilities for employer FICA and unemployment taxes;
(iv) any sales, use, property, and transfer taxes arising as a result of the sale of the Purchased Assets as contemplated hereby; (v) any liabilities for franchise and excise taxes relating to the corporate status of Seller; (vi) any liabilities for property taxes; and (vii) any other taxes of any kind or description.

               (d) LIABILITY TO BUYER FOR BREACH. Any obligations or liabilities of Seller to the extent that their existence or magnitude constitutes or results in a breach of a representation, warranty, or covenant made by Seller or Designated Shareholders to Buyer, or makes any of the information contained in this Agreement or any Exhibit, Schedule, or the other document delivered by or on behalf of Seller or Designated Shareholders (or their representatives) pursuant to or in connection with this Agreement or any of the transactions contemplated hereby untrue in any material adverse respect.

               (e) LIABILITIES TO EMPLOYEES. Any obligations or liabilities of Seller with respect to payroll, bonuses, severance benefits, vacation pay, sick pay, and other employment benefits or sums, including, without limitation, FICA, workers' compensation premiums, or unemployment premiums and taxes to or on behalf of employees of Seller, and any and all obligations or liabilities of Seller, arising under any collective bargaining agreement or union contract.

               (f) PROPERTY AND PERSONAL INJURY LIABILITIES. Any claims against or liabilities of Seller for injury to or death of persons or damage to or destruction of property (including, without limitation, any worker's compensation claim) regardless of when such claim or liability is asserted, including, without limitation, any claim or liability for damages in connection with the foregoing, it being understood and agreed that any claim or liability asserted after the Closing Date arising out of the sale of any product either sold or produced by Seller or the performance of any services by Seller prior to the Closing Date, shall be considered to be a claim against or a liability of Seller for injury to or death of persons or damage to or destruction of property and therefore, except as otherwise provided for herein, not assumed hereunder by Buyer.

               (g) LIABILITY FOR MEDICAL, DENTAL, AND DISABILITY BENEFITS. Any obligations or liabilities of Seller for medical, dental, and disability (both long-term and short-term) benefits, whether insured or self-insured, based upon a condition existing on or prior to the Closing Date or for claims incurred or disabilities commencing prior to the Closing Date and any liability for the foregoing, regardless of when accrued and regardless of when any condition existed, that arises by virtue of an employment relationship at any time with Seller.

               (h) LIABILITY TO OTHERS FOR BREACH. Any obligations or liabilities of Seller for any breach of any representation, warranty, or covenant, or for any claim for indemnification, contained in any contract or other document referred to in Section 1.2, agreed to be performed pursuant hereto by Buyer, to the extent that such breach or claim arose out of or by virtue of the performance or nonperformance by Seller thereunder prior to the Closing Date, it being understood that, as between Seller and Buyer, this paragraph shall apply notwithstanding any provisions that may be contained in any form of consent to the assignment of any such contract or document that, by its terms, imposes such liabilities upon Buyer and which assignment is accepted by Buyer notwithstanding the presence of such a provision, and that the failure by Seller or any of its subsidiaries to discharge any such liability shall entitle Buyer to indemnification in accordance with the provisions of Section 10.1.

               (i) LIABILITY REGARDING EMPLOYEE WELFARE AND PENSION BENEFITS. Any obligations or liabilities of Seller arising out of or in connection with any past or present employee welfare and pension benefit plans of Seller including, without limitation, any obligations or liabilities of Seller to or on behalf of any past or present employee of Seller arising under any collective bargaining agreement, union contract, union health and welfare fund, or similar program.

               (j) ERISA. Any obligations or liabilities of Seller with respect to, or arising under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any Pension Plan, Welfare Plan or Employee Benefit Plan, as each are hereinafter defined or as defined by ERISA, and any related trust agreements or annuity contracts not expressly assumed in Section 2.1.

               (k) EMPLOYEE GRIEVANCES. Any obligations or liabilities of Seller with respect to, or arising under, any grievance or complaint brought by any past or present employee of Seller while in the employ of Seller or filed pursuant to any collective bargaining agreement to which Seller is a party or by which Seller is bound.

               (l) LIABILITY FOR VIOLATION OF LAW. Any obligations or liabilities of Seller arising out of or in connection with any violation by Seller of a statute, law, or governmental rule, regulation, policy, or directive, which violation arises out of any act or omission relating to Seller.

               (m) ENVIRONMENTAL LAWS. Any obligations or liabilities of Seller with respect to, or relating to, environmental laws or environmental matters applicable to the business, properties, or operations of Seller.

               (n) TRANSFER AND USE TAX LIABILITIES. Any obligations or liabilities of Seller with respect to sales, use, or transfer taxes, if any, arising as a result of the transfer of the Purchased Assets by Seller to Buyer or Designated Subsidiary by virtue of the consummation of the transactions contemplated hereby. Buyer shall pay any tax charged on the retitling of motor vehicles. Buyer or Designated Subsidiary shall deliver to Seller a resale exemption certificate as to Inventory sold hereunder.

               (o) SELLER'S BANK DEBT AND OTHER INDEBTEDNESS. Except as expressly assumed pursuant to Section 2.1 hereof, any amounts owing by Seller or its subsidiaries to banks or other persons, firms, or institutions for borrowed funds and any obligations or liabilities of Seller with respect to any other indebtedness of Seller or any of its subsidiaries.

               (p) SHAREHOLDER AND AFFILIATES. Any obligations or liabilities of Seller with respect to any shareholder of Seller or any Affiliate of Seller or any such shareholder. For purposes of this Agreement, the term "Affiliate" shall mean any entity in which any Designated Shareholder is an officer or director or in which any Designated Shareholder or Seller, directly or indirectly, owns or controls 10 percent or more of the equity securities of the entity, or any person related to any Designated Shareholder by blood or marriage.

               (q) TRADE ACCOUNTS PAYABLE. Any of Seller's or its subsidiaries' accounts payable.

               (r) PREVIOUSLY COLLECTED AND MISAPPLIED ACCOUNTS. Any obligations or liabilities of Seller for previously collected accounts receivable, misapplied credits, misapplied payments, overpayments, and duplicate payments.

               (s) LITIGATION. Any obligation or liabilities of Seller relating to lawsuits, claims or judgments against Seller or relating to the business of Seller or the use of any of its assets or properties.

               (t) LIABILITIES NOT ASSUMED HEREUNDER. Consistent with and without limitation by the specific enumeration of the foregoing, any obligations or liabilities not expressly assumed by Buyer pursuant to the provisions of
Section 2.1 hereof.

          2.3 NO EXPANSION OF THIRD PARTY RIGHTS. The assumption by Buyer or Designated Subsidiary of the Assumed Liabilities, and the transfer thereof by Seller, shall in no way expand the rights and remedies of any third party against Seller or Buyer or Designated Subsidiary as assignee of Seller as compared to the rights and remedies which such third party would have had against Seller or Buyer or Designated Subsidiary as assignee of Seller had Buyer or Designated Subsidiary not assumed such liabilities. Without limiting the generality of the preceding sentence, the assumption by Buyer or Designated Subsidiary of such liabilities shall not create any third party beneficiary rights.

          2.4 DESIGNATED SUBSIDIARY. Buyer and Seller contemplate that Buyer may organize a newly formed, wholly owned subsidiary (referred to herein as "Designated Subsidiary") to acquire the Purchased Assets and assume the Assumed Liabilities. In the event that Designated Subsidiary assumes

Seller's obligations and liabilities described in Section 2.1, Buyer guarantees to satisfy and discharge such obligations and liabilities assumed by Designated Subsidiary that are not satisfied by Designated Subsidiary.

                                    SECTION 3
                                 PURCHASE PRICE

          3.1 PURCHASE PRICE. The purchase price for the Purchased Assets to be acquired pursuant to Section 1.1 shall be, in addition to the assumption of liabilities pursuant to Section 2.1, an amount equal to $10,875,000 (the "Purchase Price"), subject to adjustment pursuant to Section 3.3.

          3.2 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable as follows:

               (a) MARINEMAX COMMON STOCK. Seller shall receive 250,000 shares of the common stock, par value $.001 per share (the "MarineMax Common Stock") of MarineMax, Inc., a Delaware corporation ("MarineMax") that owns all of the capital stock of Buyer. For purposes of this Agreement, the MarineMax Common Stock shall be valued at the "MarineMax Measurement Price," which shall mean the average of the closing sales prices of shares of MarineMax Common Stock as reported on the New York Stock Exchange, Inc. during the ten consecutive trading day period ending at the close of the fifth trading day preceding the Closing Date. Buyer shall cause two stock certificates representing the MarineMax Common Stock to be issued on the Closing Date or as soon thereafter as practicable, but in no event more than ten business days after the Closing Date. One certificate representing 125,000 shares of MarineMax Common Stock shall be issued in the name of Seller and delivered to Seller, and one certificate representing 125,000 shares of MarineMax Common Stock shall be placed in an escrow for a period of one year following the Closing Date pursuant to the terms of the Escrow and Security Agreement attached as Exhibit A hereto (the "Escrow and Security Agreement").

               (b) CASH AT CLOSING. At the Closing, Seller shall receive cash, a cashier's check, or by wire transfer in an amount equal to (i) $5,437,500 less
(ii) the "MarineMax Common Stock Value." For purposes of this Agreement, the "MarineMax Common Stock Value" shall equal the product of (A) 250,000 times (B) the MarineMax Measurement Price.

               (c) ADJUSTED PURCHASE PRICE PAYMENT. Not later than five business days following the final determination of the "Adjusted Purchase Price" (as hereinafter defined), either (i) Buyer shall pay to Seller cash in an amount equal to the amount by which the Adjusted Purchase Price exceeds $5,437,500, or
(ii) Seller shall refund to Buyer cash in an amount equal to the amount by which $5,437,500 exceeds the Adjusted Purchase Price. Such payment shall be made in cash or by a cashier's check or wire transfer pursuant to the instructions of Seller or Buyer, as the case may be.

          3.3 ADJUSTMENT TO PURCHASE PRICE. Because Buyer and Seller determined the Purchase Price based upon an estimate of the normalized pre-tax earnings before amortization of the Watercraft Business for the 12-month period ending December 31, 1998 (the "Adjusted Earnings"), Buyer and Seller agree that the Purchase Price shall be adjusted as follows:

               (a) Not later than March 31, 1999, Buyer shall generate a statement of operations (the "Adjusted Earnings Statement") reflecting (i) the Adjusted Earnings of the Watercraft Business as conducted by Seller for the period from January 1, 1998 to and including the Closing Date (the "Pre-Closing Period") plus (ii) the Adjusted Earnings of the Watercraft Business as conducted by Buyer for the period from (but not including) the Closing Date to December 31, 1998 (the "Post-Closing Period"). The Adjusted Earnings Statement shall set forth the Adjusted Earnings of the Watercraft Business as calculated in the manner set forth on Schedule 3.3 hereto as based upon (A) the financial statements of Seller for the Pre-Closing Period, prepared in accordance with generally accepted accounting principles ("GAAP") plus (B) the financial statements of Buyer for the Post-Closing Period, prepared in accordance with GAAP. The conformity to the provisions of GAAP of the Adjusted Earnings Statement for the combined Pre-Closing Period and Post-Closing Period and the combined entities (Seller and Buyer) will be attested to by Arthur Andersen LLP in its capacity as independent certified public accountants ("Arthur Andersen"). Seller and Designated Shareholders shall provide Buyer and its agents and representatives with full and complete access to the books of account and records of Seller and the full cooperation of Seller and Designated Shareholders to facilitate the compilation of information reasonably necessary to generate the Adjusted Earnings Statement and to enable Arthur Andersen to attest to the conformity to GAAP of the calculations used to generate the Adjusted Earnings Statement. Buyer shall provide Seller and Designated Shareholders with a copy of the Adjusted Earnings Statement no later than March 31, 1999, or as soon thereafter as practicable if Buyer is unable to compile the necessary information as a result of the failure of Seller and/or Designated Shareholders to provide access to books and records or to cooperate in a manner that Buyer deems reasonably necessary to facilitate such compilation. Buyer shall provide reasonable access to Seller to inspect and copy, at Seller's expense, all earnings and sales records, and books of account in connection with the calculation of Adjusted Earnings Statement.

               (b) The Purchase Price for the Purchased Assets shall be adjusted (the "Adjusted Purchase Price") by:

          (i) increasing or decreasing the Purchase Price by the product of (A) the total amount of Adjusted Earnings reflected on the Adjusted Earnings Statement less $4,035,000, times (B) the quotient of (X) 10,875,000 divided by
(Y) 4,035,000; and

          (ii) increasing or decreasing the Purchase Price by an amount equal to the amount, if any, by which the Assumed Inventory Financing exceeds the fair market value as of the Closing Date (as agreed to between Seller and Buyer within 45 days of the Closing Date) of the Inventory included as part of the Purchased Assets; and

          (iii) increasing or decreasing the Purchase Price by an amount equal to the Assumed Customer Deposits and the Assumed Unearned Storage Income.

               (c) In the event that Seller shall dispute the information set forth by Buyer in the Adjusted Earnings Statement or Buyer's computation of the Adjusted Earnings, then, within fifteen business days following the date of the delivery by Buyer of the Adjusted Earnings Statement, Seller shall provide written notice to Buyer specifying the amount disputed and the basis for the dispute together with supporting documentation reflecting the analysis of and justification for any recomputation made. Seller and Buyer shall make good faith efforts to resolve the dispute through negotiations for a period of twenty business days following the receipt of the written notice defining and describing the nature of the dispute. In the event that the parties are unable to finally resolve the dispute within such twenty business day period, the parties to the dispute may elect by mutual agreement to extend the period of negotiation and may elect by mutual agreement to engage a mediator to assist in such negotiation. To the extent that any matter remains unresolved following negotiations, the unresolved matter only shall be resolved by binding arbitration before one arbitrator who shall be an audit partner at the Tampa, Florida office of PriceWaterhouseCoopers, LLP having not less than 15 years of audit experience. To the extent necessary, at the sole discretion and under the direction of the arbitrator, the arbitrator may independently review and audit any matters in dispute. The decision of the arbitrator shall be a final resolution of the parties' dispute and shall be non-appealable and shall not be subject to further arbitration or review. The arbitration shall be governed in accordance with the expedited Commercial Rules of the American Arbitration Association and shall be held in Tampa, Florida, including all hearings related to such arbitration. All hearings shall be commenced and completed within 60 days of the selection of the arbitrator. The arbitrator shall render his or her decision within 30 days of all hearings related thereto. The arbitration award shall be in writing. If the arbitrator's decision determines that the actual amount of the Adjusted Earnings is equal to or greater than 1.10 multiplied by the Adjusted Earnings as calculated by Buyer, then Buyer shall be responsible for payment of all reasonable costs and expenses incurred by Seller in connection with the dispute and the arbitration, including all costs and expenses of the arbitrator. If the arbitrator's decision determines that the actual amount of the Adjusted Earnings is less than 1.10 multiplied by the Adjusted Earnings as calculated by Buyer, then Seller shall be responsible for payment of all reasonable costs and expenses incurred by Buyer in connection with the dispute in the arbitration, including all costs and expenses of the arbitrator.

          3.4 ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated among the Purchased Assets owned by Seller in accordance with their respective fair market values. Without limiting the foregoing, Buyer and Seller agree that the total purchase price (including liabilities assumed) for the assets and properties purchased pursuant to this Agreement shall be allocated to those assets and properties as set forth in Schedule 3.4 hereto, and Buyer and Seller agree that the allocation set forth in Schedule 3.4 hereto has been made in accordance with the requirements of Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code") and any applicable Treasury Regulations promulgated thereunder. Buyer and Seller, each at its own expense, also agree to file appropriate forms with the Internal Revenue Service setting forth the information required to be furnished to the Internal Revenue Service by Section 1060 of the Code and the applicable Treasury Regulations thereunder.

                                    SECTION 4
                         REPRESENTATIONS AND WARRANTIES

          4.1 REPRESENTATIONS AND WARRANTIES OF SELLER AND DESIGNATED SHAREHOLDERS. Except as otherwise set forth in the Seller Disclosure Schedule heretofore delivered by Seller to and acknowledged as received by Buyer, Seller and Designated Shareholders jointly and severally represent and warrant to Buyer and Designated Subsidiary as follows:

               (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Each of Seller and its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Neither Seller nor any of its subsidiaries is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. As used in this Agreement with reference to Seller, the term "subsidiaries" shall include all direct and indirect subsidiaries of Seller.
Schedule 4.1(a) hereto constitutes a list setting forth, as of the date of this Agreement, each jurisdiction in which Seller and its subsidiaries is qualified to do business.

               (b) CORPORATE AUTHORITY. Seller has the corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors and shareholders of Seller have duly authorized the execution, delivery, and performance of this Agreement. No other corporate proceedings on the part of Seller or its subsidiaries are necessary to authorize the execution and delivery by Seller of this Agreement or the consummation by Seller of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of, Seller and Designated Shareholders, enforceable against Seller and Designated Shareholders in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

               (c) CAPITAL STOCK; OPTIONS, WARRANTS, AND RIGHTS. As of the date hereof, Seller has an authorized capital stock consisting of 1000 shares of common stock, no par value, of which four hundred (400) shares are issued and outstanding, two hundred two (202) of which are owned by John Robert Moore, III and one hundred ninety-eight (198) of which are owned by John Robert Moore, IV. As of such date, none of the shares of Seller's capital stock were reserved for issuance upon the exercise of outstanding stock options. All of the issued and outstanding shares of capital stock of Seller and of each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights. Seller has no treasury shares. Neither Seller nor any of its subsidiaries has outstanding any subscriptions, options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or contracts, commitments, agreements, arrangements, or understandings, to issue, any shares of its capital stock or other securities, other than those referred to above.

               (d) SUBSIDIARIES. Schedule 4.1(d) hereto constitutes a list setting forth, as of the date of this Agreement, (i) the name, jurisdiction of incorporation, and list of shareholders of each subsidiary of Seller, and (ii) the name and a description of every other person, corporation, partnership, limited liability company, joint venture, or other business association in which Seller directly or indirectly owns a material interest. The outstanding shares of capital stock of the subsidiaries of Seller are owned by Seller free and clear of all claims, liens, charges, and encumbrances. Seller does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any corporation or other business other than with respect to its subsidiaries.

               (e) FINANCIAL STATEMENTS. The Balance Sheets of Seller as of December 31, 1997 as well as the Statements of Income, the Statements of Shareholders' Equity, and the Statements of Cash Flows of Seller for the year ended December 31, 1997, and all related schedules and notes to the foregoing, have been reported on by Arthur Andersen. The Balance Sheet of Seller as of August 31, 1998 and the Statement of Operations, the Statement of Shareholders' Equity, and the Statement of Cash Flows of Seller for the period ended August 31, 1998 have been prepared by Seller without audit. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis, and present fairly and accurately, in all material respects, the consolidated financial position, results of operations, and changes in financial position of Seller and its subsidiaries as of their respective dates and for the periods indicated. Neither Seller nor any of its subsidiaries has any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise, except as and to the extent disclosed or reflected in Seller's Base Balance Sheet or incurred since the date of that balance sheet in the ordinary course of business and as contemplated by this Agreement.

               (f) ACTIONS IN THE ORDINARY COURSE OF BUSINESS. Since the date of Seller's Base Balance Sheet, neither Seller nor any of its subsidiaries (i) has taken any action or entered into any material transaction other than contemplated hereby outside the ordinary and usual course of business; (ii) has borrowed any money or become contingently liable for any obligation or liability of another; (iii) has failed to pay any of its debts and obligations as they become due; (iv) has incurred any debt, liability, or obligation of any nature to any party, except for obligations arising from the purchase of goods or the rendition of services in the ordinary course of business; or (v) has failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees and independent contractors, or to preserve its relationships with its customers, suppliers, and others with which it deals,

(vi) sold, transferred, leased, or encumbered any of its assets or properties outside the ordinary and usual course of business, (vii) waived any material right, (viii) written off any assets or properties, (ix) hired any employees or increased the compensation of any employees outside the ordinary and usual course of business.

               (g) NO MATERIAL CHANGE. Since the date of Seller's Base Balance Sheet, there has not been and there is not threatened (i) any material adverse change in the financial condition, business, assets, properties, or operating results of Seller and its subsidiaries taken as a whole, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Seller or its subsidiaries, which materially affects or impairs their ability to conduct their business, or (iii) any mortgage or pledge of any assets or properties of Seller or any of its subsidiaries, or any indebtedness incurred by Seller or any of its subsidiaries, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

               (h) TITLE TO PROPERTIES. Seller and its subsidiaries have good and marketable title to and rightful possession of all of their respective real and personal assets and properties, including all assets and properties reflected in Seller's Base Balance Sheet or acquired subsequent to the date of Seller's Base Balance Sheet, except assets or properties disposed of subsequent to the date of the Base Balance Sheet in the ordinary course of business and as contemplated by this Agreement. Such assets and properties are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest or title retention, or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Seller and its subsidiaries or the ownership of their assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of Seller and its subsidiaries taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed in Seller's Base Balance Sheet. All leases pursuant to which Seller or any of its subsidiaries lease any substantial amount of real or personal property are valid and effective in accordance with their respective terms.
Schedule 4.1(h) hereto sets forth the location, physical description, basis of occupancy, ownership, and terms of any mortgages or leases with respect to all properties used in the conduct of the Watercraft business.

               (i) CONDITION OF ASSETS AND PROPERTIES. Except as disclosed on
Schedule 4.1(i), the buildings, equipment, machinery, fixtures, furniture, furnishings, office equipment, and all other tangible personal assets and properties of Seller and its subsidiaries presently used in, or necessary for the operation of, their business, do not require any repairs other than normal maintenance and are in good operating condition and in a state of reasonable maintenance and repair.

               (j) LITIGATION; ABSENCE OF CLAIMS OR PRODUCT OR SERVICE WARRANTIES. There are no actions, suits, claims, proceedings, investigations, or other litigation pending or, to the knowledge of Seller or Designated Shareholders, threatened or that could be threatened against Seller or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Seller or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operations, operating results, prospects, or condition, financial or otherwise, of Seller and its subsidiaries taken as a whole. Seller is not a party to any decree, order, or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any governmental authority) with respect to or affecting any of the Purchased Assets (or the use thereof), or the Watercraft Business (or the conduct thereof). Neither Seller, any subsidiary of Seller, nor any officer, director, employee, or agent of Seller or any subsidiary of Seller has made any oral or written warranties with respect to the quality or absence of defect of the products or services sold or performed by Seller or any subsidiary of Seller that are in force as of the date hereof. There are no material claims pending, anticipated, or threatened against Seller or any subsidiary of Seller with respect to the quality of or absence of defects in such products or services. Neither Seller nor any subsidiary of Seller has been required to pay direct, incidental, or consequential damages to any person or entity in connection with any of such products or services at any time during the five-year period preceding the date of this Agreement.

               (k) LICENSES AND PERMITS. Neither Seller nor any of its subsidiaries is subject to any material disability or liability by reason of its failure to possess any license, permit, franchise, certificate, consent, approval, or authorization. Each of Seller and its subsidiaries has all licenses, permits, franchises, certificates, consents, approvals, and authorizations of whatever kind and type, governmental or private, necessary for the business conducted by it and the ownership or use of all assets and properties and the premises occupied by it. Schedule 4.1(k) hereto contains a true, correct, and complete list of all licenses, permits, franchises, certificates, consents, approvals, and authorizations necessary for the conduct of the business of Seller and its subsidiaries.

               (l) NO VIOLATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Seller or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, shareholders' agreement, voting trust, proxy, or other similar agreement, (ii) any loan agreement, indenture, or mortgage of Seller or any of its subsidiaries,
(iii) any provision or restriction of any lien, lease agreement, dealer agreement, contract, instrument, to which Seller or any of its subsidiaries is a party or by which any of them is bound, or (iv) any order, judgment, award, decree, law, rule, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Seller or any of its subsidiaries is subject or by which Seller or any of its subsidiaries is bound. Neither the execution and delivery by any Designated Shareholder of this Agreement or any of the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will result in the creation of any lien, claim, right, charge, encumbrance or security interest of any nature or type whatsoever with respect to any of the stock of any of Seller's subsidiaries or any of the assets of Seller.

               (m) TAXES. Seller has duly filed in correct form all Tax Returns (as defined below) relating to the activities of Seller and its subsidiaries required or due to be filed (with regard to applicable extensions) on or prior to the date hereof. All such Tax Returns are accurate and complete in all material respects, and Seller has paid or made provision for the payment of all Taxes (as defined below) that have been incurred or are due or claimed to be due from Seller or any of its subsidiaries by federal, state, or local taxing authorities for all periods ending on or before the date hereof, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Buyer. The amounts set up as reserves for Taxes on the books of Seller and its subsidiaries are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable. No claims for Taxes or assessments are being asserted or threatened against Seller or any of its subsidiaries. Seller has furnished to Buyer a copy of all Tax Returns filed for it or its subsidiaries within the five-year period prior to the date of the Agreement. For purposes of this Agreement, the term "Taxes" shall mean all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipts, excise, property, sales, transfer, license, payroll, and franchise taxes, imposed by the United States or any state, local, or foreign government or subdivision or agency thereof, and such term shall include any interest, penalties, or additions to tax attributable to such assessments or to the failure to file any Tax Return; and the term "Tax Return" shall mean any report, return, or other information required to be supplied to a taxing authority or required by a taxing authority to be supplied to any other person.

               (n) ACCOUNTS RECEIVABLE. The accounts receivable of Seller and its subsidiaries have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no defenses, deductions, set-offs, or counterclaims, except to the extent of the reserve reflected in Seller's Base Balance Sheet or in such other amount which is not material in the aggregate. Each such account receivable is fully collectible to the extent of the face value thereof (less the amount of the reserve for doubtful accounts, if any, reflected on the books of Seller or its subsidiaries with respect to such account), no later than 30 days after such account receivable is due, and no account receivable is due more than 90 days after it was created.

               (o) CONTRACTS. Neither Seller nor any of its subsidiaries is a party to (i) any plan or contract providing for bonuses, incentives, pensions, stock options, stock purchases, deferred compensation, retirement payments, pension, profit sharing, or welfare benefits, (ii) any plan or agreement providing for fringe benefits to present or former employees, including sick leave, severance pay, medical, hospitalization, life insurance, or related benefits, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, excepting, in each case, items included within aggregate amounts disclosed or reflected in Seller's Base Balance Sheet, (iv) any employment, consulting, or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it or that provides for payments upon or after termination, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $10,000, (vi) any contract or agreement creating an obligation of $10,000 or more, (vii) any mortgage, deed of trust, pledge agreement, security agreement, lease or other contract of agreement, which by its terms does not terminate or is not terminable by it without penalty to it, (viii) any loan agreement, letter of credit, financing agreement, indenture, promissory note, or other similar type of arrangement,
(ix) any dealer, distributorship, agency, sales, brokerage, wholesaling, franchise, license, conditional sales agreement, or similar agreement, (x) purchase commitment to or contract or agreement with, any manufacturer or other supplier, or (xi) license, authority, or permit in favor of any person or entity with respect to the Watercraft Business or any Purchased Assets. All mortgages, leases, contracts, agreements, and other arrangements to which Seller or any of its subsidiaries is a party are valid and enforceable in accordance with their terms; Seller, its subsidiaries, and all other parties to each of the foregoing have performed all obligations required to be performed to date and have waived no rights thereunder; neither Seller, nor any of its subsidiaries, nor any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a default under any of them. With respect to the Watercraft Business, neither Seller nor any subsidiary of Seller is bound by any agreement or arrangement to sell or provide goods or services at prices below the prevailing market prices therefor, or to purchase goods or services at prices above the prevailing market prices therefor. With respect to the Watercraft Business, neither Seller nor any Designated Shareholder has any reason to believe that there is a likelihood that any of the manufacturers for or suppliers to Seller or any of its subsidiaries will terminate its or their business relationship with Seller or any of its subsidiaries for any reason whatsoever.

               (p) COMPLIANCE WITH LAW AND OTHER REGULATIONS.

                    (i) GENERAL. Each of Seller and its subsidiaries is in compliance in all material respects with all requirements of federal, state, and local law and all requirements of all governmental bodies and agencies having jurisdiction over it, the conduct of its business, the use of its assets and properties, and all premises occupied by it. Without limiting the foregoing, each of Seller and its subsidiaries has properly filed all reports, paid all monies, and obtained all licenses, permits, certificates, and authorizations needed or required for the conduct of its business and the use of its assets and properties and the premises occupied by it in connection therewith and is in compliance in all material respects with all conditions, restrictions, and provisions of all of the foregoing. Neither Seller nor any of its subsidiaries has received any notice from any federal, state, or local authority or any insurance or inspection body that any of its assets, properties, facilities, equipment, or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building, or zoning law or requirement of any public authority or body.

                    (ii) ENVIRONMENTAL. Without limiting the foregoing, there is no environmental contamination, toxic waste or other discharge, spill, construction component, structural element or condition, adversely affecting any of the properties of Seller or its subsidiaries, nor has Seller or any of its subsidiaries received any official notice or citation that any of its properties in any way contravene any federal, state, or local law or regulation relating to environmental, health, or safety matters, including without limitation any requirements of CERCLA or any OSHA requirements. There has been no (A) storage, treatment, generation, or transportation or any (B) spill, discharge, leak, emission, injection, escape, dumping, or release of any kind into the environment (including without limitation, into air, water, or ground water) of any materials (including, without limitation, industrial, toxic, or hazardous substances or solid, medical, or hazardous waste) by, or on behalf of, Seller or any subsidiary of Seller in violation of any federal, state or local law, statute, rule or regulation or the common law or any decree, order, arbitration award or agreement with or any license or permit from any federal, state or local governmental authority. Schedule 4.3(p) hereto, sets forth a complete list of all aboveground and underground storage tanks, vessels, and related equipment and containers that are or have been used by Seller or any subsidiary of Seller, or are located on property owned, leased or operated by Seller or any subsidiary of Seller, and that are subject to federal, state or local laws, statutes, rules or regulations, and such schedule sets forth their present contents, what the contents have been at any time in the past, and what program of redemption, if any, is contemplated with respect thereto.

               (q) EMPLOYEE BENEFIT AND EMPLOYMENT MATTERS.

                    (i) ERISA MATTERS. Each of Seller and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of
Section 302 of ERISA and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of Seller or its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Seller has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Seller has furnished to Buyer as an attachment to Schedule 4.1(q) hereto true and complete copies of each pension plan, welfare plan, and employment benefit plan applicable to Seller or any of its subsidiaries and related trust agreements or annuity contracts, Internal Revenue Service determination letters and summary plan descriptions; all of the foregoing plans, agreements, and commitments are valid, binding, in full force and effect, and there are no defaults thereunder; and none of the rights of Seller or any of its ERISA Affiliates (as defined under ERISA) thereunder will be impaired by this Agreement or the consummation of the transactions contemplated by this Agreement.

                    (ii) LABOR MATTERS. Each of Seller and its subsidiaries has complied with all other applicable federal, state, and local laws relating to the employment of labor, including, but not limited to, the provisions thereof relative to wages, hours, collective bargaining, working conditions, and payment of taxes of any kind, and neither Seller nor any of its subsidiaries is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing or has any obligations for any vacation, sick leave, or other compensatory time. Neither Seller nor any of its subsidiaries is a party to any collective bargaining or other contract or agreement with any labor union, and there is no request for union representation pending or threatened against Seller or any of its subsidiaries. There is not pending or threatened any (A) labor dispute, grievance, strike or work stoppage involving any of the employees of Seller or any of its subsidiaries, (B) charge or complaint against or involving any employees of Seller or any of its subsidiaries by the National Labor Relations Board, the Department of Labor, the Occupational Health and Safety Administration, or any similar federal, state, or local board or agency, or (C) unfair employment or labor practice charges by or on behalf of any employee of Seller or any of its subsidiaries.

                    (iii) ARRANGEMENTS WITH EMPLOYEES. The employment of each employee of Seller and its subsidiaries is terminable at will without cost to Seller or any of its subsidiaries. All officers and independent contractors of Seller and its subsidiaries are paid salaries or other compensation in accordance with the amounts set forth in Schedule 4.1(q) hereto, and Schedule 4.1(q) correctly and accurately sets forth all salaries, expenses, and personal benefits paid to or accrued for all directors, officers, and principal shareholders of Seller and its subsidiaries as of the date of this Agreement, all of which are reflected as appropriate in Seller's Base Balance Sheet.

               (r) INSURANCE. Each of Seller and its subsidiaries maintains in full force and effect insurance coverage on its assets, properties, premises, operations, and personnel in such amounts as Seller deems appropriate. Schedule 4.1(r) hereto contains a description (identifying insurer, coverage, premiums, named insured, deductibles, and expiration date) of all policies of fire, liability, and other forms of insurance that currently are, or at any time within the past five years have been, maintained in force by or for the account of Seller or any of its subsidiaries with respect to the business and assets of Seller or its subsidiaries (such policies are hereinafter referred to as the "Policies"). Each of Seller and its subsidiaries has been continuously, and is presently, insured by insurers unaffiliated with Seller with respect to its property and the conduct of its business in such amounts and against such risks as are adequate to protect its business and assets, including, without limitation, liability insurance. The insurance coverage provided by the Policies presently in force will not in any material respect be affected by, and will not terminate or lapse by reason of, the transactions contemplated hereby.

               (s) NO PAYMENTS TO DIRECTORS, OFFICERS, SHAREHOLDERS, OR OTHERS. Since the date of Seller's Base Balance Sheet, there has not been any purchase or redemption of any shares of capital stock of Seller or its subsidiaries or any transfer, distribution, or payment by Seller or its subsidiaries, directly or indirectly, of any assets or properties to any director, officer, shareholder, or other person other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on the date of Seller's Base Balance Sheet.

               (t) NO PROHIBITED PAYMENTS. Neither Seller and its subsidiaries nor, to the knowledge of Designated Shareholders, any officer, director, employee, independent contractor, or agent, acting on behalf of Seller or its subsidiaries, has at any time (i) made any contributions to any candidate for political office in violation of law or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation, or ordinance requiring such disclosure,
(ii) made any payment to any local, state, federal, or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which Seller or its subsidiaries sell products or render services or from which Seller or its subsidiaries buy products or services for the purpose of influencing such agent or person to buy products or services from or sell products or services to Seller or its subsidiaries, or (iv) engaged in any transaction, maintained any bank account, or used any corporate funds, except for transactions, bank accounts, and funds that have been and are reflected in the normally maintained books and records of Seller or its subsidiaries.

               (u) CHARTER, BYLAWS, AND MINUTE BOOKS. Seller has previously delivered to Buyer true and complete copies of the charter and bylaws of Seller and its subsidiaries as currently in effect. The minute books of Seller and its subsidiaries contain complete and accurate records of all meetings and other corporate actions held or taken by the Boards of Directors (or committees of the Boards of Directors) and shareholders of Seller and its subsidiaries, as the case may be, since their incorporation.

               (v) INTELLECTUAL PROPERTY. Each of Seller and its subsidiaries owns or holds all of the rights to use all trademarks, trade names, trade secrets, logos, fictitious names, service marks, slogans, patents, and copyrights that are used in or necessary to the operation of its business.
Schedule 4.1(v) hereto sets forth a true, complete, and correct list of all of the Intellectual Property owned or used by Seller or any of its subsidiaries. None of the matters covered by the Intellectual Property, nor any of the products or services sold or provided by Seller or any of its subsidiaries, nor any of the processes used or the business practices followed by Seller or any of its subsidiaries, infringes or has infringed upon any trademark, trade name, trade secret, logo, fictitious name, service mark, slogan, patent, or copyright owned by any person or entity (or any application with respect thereto), or constitutes unfair competition. Neither Seller nor any of its subsidiaries is, and following the Closing Buyer will be, obligated to pay any royalty or other payment with respect to any of the Intellectual Property. No person or entity is producing, providing, selling, or using products or services that would constitute an infringement of any of the Intellectual Property.

               (w) INVENTORIES. The inventories of Seller and its subsidiaries (including boats, motors, trailers, parts, and accessories) are in first class and merchantable condition and are stated in the Seller's Base Balance Sheet at not more than the lower of cost or market, with adequate adjustments for obsolete, out-of-date, or otherwise not readily marketable items. Since the date of Seller's Base Balance Sheet, there have not been and there are not required to be any write-downs in the value of such inventories or write-offs with respect to such inventories. The inventories of Seller and its subsidiaries (including boats, motors, trailers, parts, and accessories) are all in first class condition and are usable and currently being used in the present sales activities of Seller and its subsidiaries, and neither Seller nor any of its subsidiaries has on hand or on order any inventory in excess of its normal requirements (based upon sales experience for the last 12 months) for products that are included in its current line and for which Seller or its subsidiaries are now taking orders. Without limiting the foregoing, (i) Seller and its subsidiaries do not have more than a six-month supply of inventory, all of which is saleable at prices currently quoted by Seller and its subsidiaries, and (ii) all inventory being transferred to Buyer or Designated Subsidiary pursuant to this Agreement are in accordance with manufacturers' specifications and the sale thereof to customers will not result in any liability of any kind to Buyer or Designated Subsidiary.

               (x) SUFFICIENCY OF PURCHASED ASSETS. The Purchased Assets constitute all or substantially all of the assets and properties of Seller, and constitute all or substantially all of the assets and properties that are necessary to permit Buyer or Designated Subsidiary to continue to conduct the Watercraft Business after the Closing Date in the manner in which the Watercraft Business is currently being conducted by Seller.

               (y) SECURITIES MATTERS.

                    (i) ACQUISITION OF MARINEMAX COMMON STOCK FOR OWN ACCOUNT. Seller will acquire the MarineMax Common Stock for its own account and not with a view to distribute the MarineMax Common Stock in violation of the Securities Act of 1933, as amended (the "Securities Act").

                    (ii) KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS. Seller has sufficient knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the MarineMax Common Stock, and Seller has the ability to bear the economic risk of acquiring the MarineMax Common Stock.

                    (iii) RESTRICTED SECURITIES. Seller acknowledges and understands that the MarineMax Common Stock will constitute "restricted securities" as defined under Rule 144 under the Securities Act and the certificates representing such shares will contain a legend to this effect. As a result, such shares may be sold only pursuant to registration under the Securities Act or pursuant to an exemption therefrom.

                    (iv) AVAILABLE INFORMATION. Seller has been supplied with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to, MarineMax's Prospectus dated June 3, 1998; all publicly available filings by MarineMax under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); MarineMax's reports to stockholders; any information with respect to MarineMax's financial condition, business, and prospects; and any other information Seller has requested to enable Seller to make the decision to acquire the MarineMax Common Stock.

               (z) ACCURACY OF STATEMENTS. Neither this Agreement nor any statement, list, certificate, or any other agreement executed in connection with this Agreement or other information furnished or to be furnished by Seller or any Designated Shareholder to Buyer in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

          4.2 FURTHER REPRESENTATIONS AND WARRANTIES OF DESIGNATED SHAREHOLDERS. Each Designated Shareholder, jointly and severally, further represents, warrants, and acknowledges to Buyer and Designated Subsidiary as follows:

               (a) OWNERSHIP OF STOCK. Designated Shareholders own, and at all times preceding the date hereof, have owned, all of the issued and outstanding shares of capital stock of Seller, free and clear of all liens, claims, rights, charges, encumbrances and security interests of whatsoever nature or type.

               (b) POWER OF DESIGNATED SHAREHOLDERS TO EXECUTE AGREEMENT. Such Designated Shareholder has the full right, power and authority to execute, deliver, and perform this Agreement, and this Agreement is the legal and binding obligation of such Designated Shareholder and is enforceable against such Designated Shareholder in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

               (c) AGREEMENT NOT IN BREACH OF OTHER INSTRUMENTS AFFECTING DESIGNATED SHAREHOLDERS. The execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under any agreement or other instrument of any description to which such Designated Shareholder is a party or by which such Designated Shareholder is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator, or any applicable law, rule, or regulation.

          4.3 REPRESENTATIONS AND WARRANTIES OF BUYER. Except as otherwise set forth in the Buyer Disclosure Schedule heretofore delivered by Buyer to Seller, and except as disclosed in any document heretofore filed by MarineMax with the Securities and Exchange Commission ("SEC"), Buyer represents and warrants to Seller and Designated Shareholders as follows:

               (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Each of Buyer and its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of Delaware. As used in this Agreement with reference to Buyer, the term "subsidiaries" shall include all direct or indirect subsidiaries of Buyer, other than Seller and all direct and indirect subsidiaries of Seller. No warranty relating to Buyer or its subsidiaries shall be deemed to be breached as a result of any circumstances that would constitute a breach of warranty by Seller.

               (b) CORPORATE AUTHORITY. Buyer has the corporate power and authority to enter into this Agreement and carry out the transactions contemplated hereby. The Board of Directors and stockholders of Buyer and Designated Subsidiary have taken all actions required by law to authorize the execution and delivery by Buyer of this Agreement and the consummation by Buyer or Designated Subsidiary of the transactions contemplated hereby. This Agreement has been duly executed and delivered by and constitutes a legal, valid, and binding agreement of Buyer, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

               (c) INTENT AND ACCESS. Buyer and its Designated Subsidiary are acquiring the shares of common stock of Seller's Subsidiaries and any other securities owned by Seller without a view to the distribution or resale of such stock or securities in violation of any applicable federal or state securities laws. Buyer and its Designated Subsidiary have been furnished with such information, both financial and non-financial, with respect to the operations, business, capital structure, and financial position of Seller and its subsidiaries as they believe necessary and have been given the opportunity to ask questions of and receive answers from Seller and its subsidiaries and their officers concerning Seller and its subsidiaries.

               (d) ACCURACY OF STATEMENTS. Neither this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by Buyer to Seller in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

               (e) SEC REPORTS. MarineMax's Prospectus dated June 3, 1998 and all subsequent reports and proxy statements filed by MarineMax thereafter with the SEC pursuant to Section 13(a) or 14(a) of the Exchange Act, do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. No report, proxy statement, or other document has been required to be filed by MarineMax pursuant to Section 13(a) or 14(a) of the Exchange Act that has not been filed. All such reports, registrations, and statements, which are filed between the date hereof and the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they are made, not misleading.

               (f) STATUS OF MARINEMAX COMMON STOCK TO BE ISSUED. The shares of MarineMax Common Stock to be issued in partial payment for the Purchased Assets will be, when issued, validly authorized and issued, fully paid, nonassessable, free of preemptive or other similar rights, and listed for trading on the New York Stock Exchange.

                                    SECTION 5
                                    COVENANTS

          5.1 COVENANTS OF SELLER AND DESIGNATED SHAREHOLDERS. Seller and Designated Shareholders jointly and severally agree that, unless Buyer otherwise agrees in writing and except as set forth in the Seller Disclosure Schedule, at all times prior to the Closing Date:

               (a) TRUTH OF REPRESENTATIONS AND WARRANTIES. Seller and its subsidiaries shall not take or suffer or permit any action that would render untrue any of the representations or warranties of Seller herein contained, and Seller and its subsidiaries shall not omit to take any action, the omission of which would render untrue any such representation or warranty.

               (b) PRESERVATION OF BUSINESS. Seller shall use its best efforts to (i) preserve intact the present business organization of Seller and its subsidiaries, (ii) preserve the present goodwill and advantageous relationships of Seller and its subsidiaries with all persons having business dealings with Seller or its subsidiaries, and (iii) preserve and maintain in force all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights of Seller and its subsidiaries.

               (c) NO ORGANIC CHANGE. Neither Seller nor its subsidiaries shall
(i) amend their charters or bylaws, (ii) make any change in their capital stock by reclassification, subdivision, reorganization, or otherwise, or (iii) merge or consolidate with or sell any assets to any other corporation, trust, or entity or change the character of their business, except as contemplated by this Agreement.

               (d) ORDINARY COURSE. Seller and its subsidiaries shall operate their business only in the usual, regular, and ordinary course and manner. Without limiting the foregoing, Seller and its subsidiaries shall not (i) encumber or mortgage any assets or properties, (ii) incur any obligation or liability (contingent or otherwise), incur or modify any indebtedness, incur or make any capital expenditures, purchase or acquire, or transfer or convey, any assets or properties, or enter into any transaction or make or enter into any contract or commitment, except in the usual and ordinary course of business and as contemplated by this Agreement, (iii) create or acquire any subsidiary, invest in or acquire any stock or other equity interest in any corporation, trust, or other entity, or purchase any investment assets, (iv) expend more than $25,000 in any month except in the ordinary course of business consistent with prior periods and as permitted by this Agreement without the written approval of Buyer, which shall not be unreasonably withheld, (v) waive any material right, or (vi) make any material change in the nature or conduct of their business.

               (e) MAINTENANCE OF ASSETS AND PROPERTIES. Seller and its subsidiaries shall keep the premises occupied by them and all of the equipment and other tangible assets and personal property of Seller and its subsidiaries in good operating condition and shall perform all necessary repairs and maintenance. Seller and its subsidiaries shall not remove any personal property from any facility of Seller or its subsidiaries unless same are replaced with similar items of at least equal quality prior to the Closing Date. Seller and its subsidiaries shall not permit any modifications or additions to and shall not sell or permit to be sold or otherwise transferred or disposed of any item or group of items constituting personal property, except items sold in the ordinary course of business. Seller and its subsidiaries shall not convey any interest in any of their assets or properties or subject any of their assets or properties, or any portion thereof, to any additional liens, encumbrances, or similar matters.

               (f) SATISFACTION OF OBLIGATIONS AND LIABILITIES. Each of Seller and its subsidiaries shall (i) pay or cause to be paid all of the obligations and liabilities arising out of its business as they mature including those related to taxes, except for those that are in good faith disputed with the written approval of Buyer, (ii) maintain and perform in all material respects its obligations under all agreements and contracts to which it is bound in accordance with their terms, and (iii) comply in all material respects with all requirements of applicable federal, state, and local laws, regulations, and rules. Seller and its subsidiaries shall pay or cause to be paid in full all bills and invoices for labor, goods, materials, supplies, services, and utilities of any kind relating to their business, which were contracted for by Seller or any of its subsidiaries or which were delivered to or performed on the their assets or properties.

               (g) BOOKS AND RECORDS. Seller and its subsidiaries shall maintain their books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years, and Seller and its subsidiaries shall comply with all laws applicable to them or to the conduct of their business.

               (h) INSURANCE. Seller and its subsidiaries shall maintain in force through the Closing Date all of the property, casualty, crime, directors and officers, and other forms of insurance that they are presently carrying and shall refrain from making any change in any such insurance coverage.

               (i) ENTRY INTO OBLIGATIONS. Seller and its subsidiaries shall not
(i) enter into any lease, contract, agreement, or other obligation with any party other than contracts for the sale of products or services and contracts for the purchase of supplies or services in the ordinary and usual course of business or, whether or not in the ordinary course of business, which involve obligations in excess of $25,000 or which extend beyond six months from the date of this Agreement, (ii) amend, modify, extend, change, or terminate any presently existing lease, contract, agreement, or other obligation, or (iii) enter into any service agreement, maintenance agreement, contract, or other arrangement relating to the operation or maintenance of the assets and properties of Seller or its subsidiaries other than in the ordinary course of business.

               (j) NO ISSUANCE OF SHARES, OPTIONS, OR OTHER SECURITIES. Neither Seller nor its subsidiaries shall (i) issue any shares of capital stock, or (ii) grant any option, warrant, or other right to purchase or to convert any obligation into shares of capital stock.

               (k) ACQUISITIONS AND DISPOSITIONS. Neither Seller nor its subsidiaries shall (i) order, purchase, or lease any boats, motors, trailers, parts, accessories or other products, inventory, equipment, except in the ordinary course of business and consistent with past practice and as contemplated by this Agreement, (ii) transfer, sell, pledge, dispose of, or encumber any assets or properties, except in the ordinary course of business and consistent with past practice and as contemplated by this Agreement, or (iii) directly or indirectly acquire, purchase, or redeem any shares of its capital stock or that of its subsidiaries or permit any of its subsidiaries to do so.

               (l) DIVIDENDS. Neither Seller nor it subsidiaries shall declare, make, or pay any dividend or other distribution with respect to Seller's capital stock or otherwise.

               (m) COMPENSATION. Neither Seller nor its subsidiaries shall (i) increase the compensation payable (including bonus compensation) to any officer or director or to other management personnel from the amount payable as of the date of Seller's Base Balance Sheet, or (ii) introduce or change any pension or profit sharing plan or any other employee benefit arrangement.

               (n) EMPLOYEES. Seller shall retain and keep available, and Designated Shareholders shall use their best efforts to cause Seller to retain and keep available, the services of each of its present employees, representatives, and agents. Neither Seller nor its subsidiaries shall hire any employees except in the ordinary course of business and consistent with past practice or adopt any employee benefit plan or arrangement for the benefit of employees. Seller and its subsidiaries shall not enter into any employment agreements with any of their officers or management personnel that may not be canceled by them without penalty upon notice not exceeding 30 days.

               (o) RIGHT OF INSPECTION. Seller shall make available to Buyer and its representatives for inspection at all reasonable times all of the assets, properties, facilities, and agreements (including all documents of any description evidencing any right or obligation of Seller or its subsidiaries) and the books, records, accounts, and financial statements of Seller and its subsidiaries as they shall reasonably request and allow Buyer and its representatives the right to make whatever copies of such materials they require, and Seller shall permit Buyer and its independent accountants to audit or make such audit tests respecting the accounts of Seller and its subsidiaries as Buyer or those accountants consider appropriate.

               (p) CONFIDENTIALITY. Seller and its subsidiaries shall not reveal, orally or in writing, to any person, other than Buyer and Designated Subsidiary and their representatives, any of the business procedures or practices followed by them in the conduct of their business or any other information of a confidential nature.

               (q) CONSENTS AND APPROVALS. Seller and its subsidiaries shall use their best efforts to obtain all consents and approvals of other persons and governmental authorities necessary to the performance by Seller and its subsidiaries of the transactions contemplated by this Agreement. Seller and its subsidiaries shall make or cause to be made all filings, applications, statements, and reports to all federal, state, and local government agencies and entities that are required to be made prior to the Closing Date by or on behalf of Seller or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement and necessary to the continued conduct of the business of Seller and its subsidiaries in the current manner.

               (r) RECOMMENDATION OF BOARD OF DIRECTORS. The board of directors of Seller shall not modify its action taken on or prior to the date of this Agreement approving the transactions contemplated hereby and recommending approval of the transactions contemplated hereby by Seller's shareholders.

               (s) APPROVAL OF SHAREHOLDERS. Seller and Designated Shareholders shall (i) cause a meeting of its shareholders to be duly called and held in accordance with the laws of the state of Ohio and Seller's Articles of Incorporation and bylaws as soon as reasonably practicable for the purpose of voting on the adoption and approval of this Agreement; (ii) recommend to its shareholders approval of this Agreement; and (iii) use its best efforts to obtain the necessary approval of its shareholders. Except with the prior written consent of Buyer or Designated Subsidiary, Seller and Designated Shareholders shall not distribute any materials to its shareholders in connection with this Agreement other than a notice of meeting, form of proxy, and a copy of this Agreement.

          5.2 FURTHER COVENANTS OF SELLER AND DESIGNATED SHAREHOLDERS. Seller and Designated Shareholders further agree, unless Buyer otherwise agrees in writing, subsequent to the Closing:

               (a) MAINTENANCE OF EXISTENCE. Seller shall retain its corporate existence and Designated Shareholders shall cause Seller to remain in good standing under the laws of the State of Ohio at least two years following the Closing Date.

               (b) CHANGE OF NAME. Within five days after the Closing, Seller shall deliver to Buyer a certified copy of the Amendment to Seller's Articles of Incorporation reflecting the change of name referenced in Section 7.2(k) hereof.

               (c) FILING OF TAX RETURNS. As promptly as practicable after the Closing Date, Seller shall file all federal, state, and local corporate and income tax returns for its last fiscal year.

               (d) DIVIDENDS. Nothing in this Agreement shall limit the ability or right of Seller to declare or pay dividends to its shareholders subsequent to the Closing, and Buyer hereby acknowledges such.

          5.3 COVENANTS OF BUYER. Buyer agrees that, unless Seller otherwise agrees in writing and except as set forth in the Buyer Disclosure Schedule or contemplated by this Agreement, at all times prior to the Closing Date:

               (a) TRUTH OF REPRESENTATIONS AND WARRANTIES. Buyer and its subsidiaries shall not take or suffer or permit any action that would render untrue any of the representations or warranties of Buyer herein contained, and Buyer and its subsidiaries shall not omit to take any action, the omission of which would render untrue any such representation or warranty.

               (b) CONSENTS AND APPROVALS. Buyer shall use its best efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by Buyer and its subsidiaries of the transactions contemplated by this Agreement. Buyer shall make or cause to be made all filings, applications, statements, and reports to all federal and state government agencies and entities that are required to be made prior to the Closing Date by or on behalf of Buyer or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

               (c) RIGHT OF INSPECTION. Buyer shall make available to Seller and its representatives for inspection at all reasonable times all of the assets, properties, facilities, records, agreements (including all documents of any description evidencing any right or obligation of Buyer or its subsidiaries), and financial statements of Buyer and its subsidiaries as they shall reasonably request and allow Seller and its representatives the right to make whatever copies of such materials they require at Seller's expense.

          5.4 NO SOLICITATION. Unless and until this Agreement shall have been terminated pursuant to Section 8, neither Seller nor any of its officers, directors, affiliates, representatives, or agents shall:

               (a) directly or indirectly, encourage, solicit, or initiate discussions or negotiations with, any corporation, partnership, person, or other entity or group (other than Buyer, its affiliates, employees, representatives, and advisors) concerning any merger, sale of assets, sale of shares of capital stock, tender offer, or similar transaction involving Seller or any of its subsidiaries; or

               (b) disclose, directly or indirectly, any non-public information to any corporation, partnership, person, or other entity or group (other than to Buyer, its affiliates, employees, representatives, or agents) concerning the business and assets of Seller or its subsidiaries, afford to any such party access to the books or records of Seller or its subsidiaries, or otherwise assist or encourage any such party in connection with any of the foregoing.

          5.5 BEST EFFORTS. Subject to the terms and conditions of this Agreement, and subject to fiduciary duties under applicable law, as advised by counsel, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using its best efforts to obtain all necessary, proper, or advisable permits, consents, authorizations, requests, and approvals of third parties and governmental authorities. If at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement (including providing any information in any way related to the assets to be purchased pursuant to this Agreement), the proper officers and directors of each party to this Agreement shall take all such action.

          5.6 PUBLIC ANNOUNCEMENTS. Buyer and Seller shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law on the advice of counsel or by any listing agreement with any national securities exchange.

                                    SECTION 6
                       CONDITIONS PRECEDENT TO OBLIGATIONS

          6.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. The obligations of Buyer to consummate the transactions contemplated by this Agreement are, at the option of Buyer, subject to the satisfaction of the following conditions on or before the Closing Date.

               (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller and Designated Shareholders herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.

               (b) PERFORMANCE OF AGREEMENTS. Seller and each Designated Shareholder shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Closing Date and shall have delivered all documents, instruments, and materials required by Section 7.2.

               (c) CORPORATE APPROVALS. All necessary corporate action on the part of the directors and shareholders of Seller approving this Agreement and approving the transactions contemplated hereby shall have been duly and validly taken.

               (d) NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the business, assets, properties, operating results, financial condition, or property of Seller and its subsidiaries taken as a whole.

               (e) LITIGATION. No action or proceeding by any governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of Buyer, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

               (f) PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Seller and its subsidiaries and Designated Shareholders and all instruments executed and delivered by Seller and its subsidiaries and Designated Shareholders on or prior to the Closing Date in connection with the transactions contemplated hereby shall be satisfactory in form and substance to counsel for Buyer.

               (g) DELIVERY OF DOCUMENTS. All other documents required to be delivered by Seller and Designated Shareholders on or prior to the Closing Date shall be delivered or shall be tendered by the Closing Date.

               (h) CLOSING CERTIFICATE OF SELLER AND DESIGNATED SHAREHOLDERS. Buyer and Designated Subsidiary shall have received from Seller a closing certificate executed by the Seller and Designated Shareholders, dated the date of the Closing Date the form of which is attached hereto as Exhibit B ("Closing Certificate of Seller and Designated Shareholders"), certifying that all representations and warranties of Seller and Designated Shareholders, respectively, set forth in this Agreement are true, complete, and correct in all material respects on and as of the Closing Date as if made at that time, and that each of Seller and Designated Shareholders has performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement to be performed or complied with by them at or before the Closing Date.

               (i) ENVIRONMENTAL REPORTS. Buyer shall have received reports, in form and content satisfactory to Buyer, in the exercise of Buyer's sole discretion, from Buyer's independent environmental consultants and its legal counsel, concerning the real properties of Seller, which reports shall be based, in part, on the results of environmental site assessments which Buyer and Seller shall have caused to be completed prior to the Closing Date on all such real properties, the cost and expense of which shall be paid for by Seller (the "Environmental Reports").

               (j) LEASES. Seller or Designated Shareholders, as applicable, shall have entered into a lease in the form of Exhibit C for each of the premises identified on Schedule 6.1(j) (the "Leases").

               (k) ESCROW AND SECURITY AGREEMENT. Seller and Designated Shareholders shall have entered into the Escrow and Security Agreement.

               (l) CONSENTS. All necessary consents, approvals, and estoppel letters of Seller's or Buyer's lenders, landlords, and other person whose consent or approval is required shall have been obtained and, to the extent licenses, authorities or permits held by Seller are not assignable or transferrable, Buyer shall have either obtained licenses, authorities, and permits on substantially the same terms as such licenses, authorities, and permits were originally issued to Seller, or Buyer shall have obtained binding commitments from the applicable authorities to issue such licenses, authorities, and permits to Buyer following the Closing Date.

               (m) TAX CLEARANCE CERTIFICATE. Buyer shall have received from the Ohio Secretary of State to the effect that Seller has filed, or is on extension to file, all franchise tax returns and has paid all franchise taxes, penalties and interest, if any, due with respect thereto (the "Tax Clearance Certificate").

               (n) LISTING ON NEW YORK STOCK EXCHANGE NATIONAL MARKET. The shares of MarineMax Common Stock to be issued hereunder shall have been authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

               (o) TERMINATION OF HSR ACT WAITING PERIODS. Any and all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and other applicable federal and state laws, rules, and regulations with respect to the transactions contemplated by this Agreement shall have expired or shall have been terminated.

          6.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER AND DESIGNATED SHAREHOLDERS. The obligations of Seller and Designated Shareholders under this Agreement are, at the option of Seller and Designated Shareholders, subject to the satisfaction of the following conditions on or before the Closing Date:

               (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except as affected by transactions contemplated hereby.

               (b) PERFORMANCE OF AGREEMENTS. Buyer and Designated Subsidiary shall have in all material respects performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by them on or prior to the Closing Date and shall have delivered all consideration, documents, instruments, and other materials required by Section 7.3 hereof.

               (c) CORPORATE APPROVAL. All necessary corporate action on the part of the directors of Buyer and Designated Subsidiary approving this Agreement and approving the transactions contemplated hereby shall have been taken, and Buyer's and Designated Subsidiary's stockholders shall have approved this Agreement and the transactions contemplated hereby as required by applicable law.

               (d) NO MATERIAL ADVERSE CHANGE. There shall be no material adverse change in the business, properties, or financial condition of Buyer and its subsidiaries taken as a whole.

               (e) LITIGATION. No action or proceeding by any governmental agency shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement and would, in the reasonable judgment of Seller, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

               (f) PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings taken by Buyer and Designated Subsidiary and all instruments executed and delivered by Buyer and Designated Subsidiary on or prior to the Closing Date in connection with the transactions contemplated hereby shall be satisfactory in form and substance to counsel for Seller.

               (g) DELIVERY OF DOCUMENTS. All other documents, required to be delivered by Buyer and Designated Subsidiary on or prior to the Closing Date shall be delivered or shall be tendered by the Closing Date.

               (h) CLOSING CERTIFICATE OF BUYER. Seller shall have received from Buyer a certificate executed by a duly authorized officer of Buyer, dated the date of the Closing Date, the form of which is attached hereto as Exhibit D ("Closing Certificate of Buyer"), certifying that all representations and warranties of Buyer set forth in this Agreement are true, complete, and correct in all material respects on and as of the Closing Date as if made at that time and that Buyer has performed and complied in all material respects with all agreements, covenants, and conditions required by this Agreement to be performed or complied with by Buyer on or before the Closing Date.

               (i) LEASES. Buyer or Designated Subsidiary shall have entered into the Leases.

               (j) LISTING ON NEW YORK STOCK EXCHANGE. The shares of MarineMax Common Stock to be issued hereunder shall have been authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

               (k) TERMINATION OF HSR ACT WAITING PERIODS. Any and all applicable waiting periods under the HSR Act and other applicable federal and state laws, rules, and regulations with respect to the transactions contemplated by this Agreement shall have expired or shall have been terminated.

                                    SECTION 7
                                   THE CLOSING

          7.1 CLOSING. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Buyer, 18167 U.S. Highway 19 North, Suite 499, Clearwater, Florida on September 30, 1998, or at such other date, time, and place as may be agreed upon by Buyer and Seller, which date is sometimes herein called the "Closing Date."

          7.2 DELIVERIES BY SELLER AND DESIGNATED SHAREHOLDERS. At the Closing, Seller and Designated Shareholders shall deliver:

               (a) INSTRUMENTS OF CONVEYANCE. Such deeds, bills of sale, instruments of assignment, and other instruments and documents as may be necessary to convey to Buyer or Designated Subsidiary title to the Purchased Assets, including without limitation, a bill of sale and assignment agreement, the form of which is attached hereto as Exhibit E (the "Bill of Sale and Assignment Agreement").

               (b) CLOSING CERTIFICATE OF SELLER AND DESIGNATED SHAREHOLDER. The Closing Certificate of Seller and Designated Shareholders.

               (c) INTERIM MANAGEMENT AGREEMENT. An interim management agreement, by and between, Buyer and Seller, in the form of which is attached hereto as Exhibit F, pursuant to which Buyer shall manage the Watercraft Business for and on behalf of Seller until Buyer obtains all necessary and requisite licenses, permits and approvals to operate the Watercraft Business (the "Interim Management Agreement").

               (d) EMPLOYMENT AGREEMENTS. Employment agreements, by and between Buyer and each of the Designated Shareholders, the forms of which are attached hereto as Exhibits G and H, respectively (the "Employment Agreements").

               (e) SECRETARY'S CERTIFICATE. The certificate of the Secretary of Seller certifying to the resolutions constituting all necessary corporate action by the board of directors and by the shareholders of Seller to authorize the consummation of the transactions provided for herein.

               (f) BOOKS AND RECORDS. All of the books, records, and files of Seller and its subsidiaries, excepting only Seller's corporate minute books, stock books or records, and employee and tax records.

               (g) ENVIRONMENTAL REPORTS. The Environmental Reports.

               (h) THE LEASES. The Leases.

               (i) TAX CLEARANCE CERTIFICATE. The Tax Clearance Certificate.

               (j) ESCROW AND SECURITY AGREEMENT. The Escrow and Security Agreement.

               (k) CONSENTS AND ESTOPPEL LETTERS. All written consents, approvals, and estoppel letters of all parties whose consent is necessary to the continued effectiveness and validity of, or otherwise reasonably requested by Buyer to or in connection with the assignment of, or alternate arrangements satisfactory to Buyer with respect to, any Business Contract, lease, license, permit, agreement, indenture, or other instrument that is to be a Purchased Asset or which may be necessary, appropriate or required in order to permit Buyer to conduct the business and operations of Seller after the Closing in all respects the same as Seller and Designated Shareholders conducted the Watercraft Business prior to the Closing, and written evidence of other consents and approvals of the transactions contemplated hereby.

               (l) CHANGE OF NAME. Documents and instruments amending Seller's Articles of Incorporation changing Seller's name to another name that is not deceptively similar to "Treasure Cove Marina" or any deviations thereof.

               (m) GOOD STANDING CERTIFICATES. Certificates of good standing of Seller, issued not earlier than seven days prior to the Closing Date by the Secretary of State of Ohio and by the Secretary of State of each state in which Seller is qualified to transact business.

                  All assignments, consents, certificates, and other documents delivered by Seller shall be in form reasonably satisfactory to counsel for Buyer.

          7.3 DELIVERIES BY BUYER OR DESIGNATED SUBSIDIARY. At the Closing, Buyer or its Designated Subsidiary shall deliver:

               (a) ASSUMPTION OF LIABILITIES. One or more assumptions of liabilities necessary to assume the obligations and liabilities being assumed hereunder.

               (b) PURCHASE PRICE. Payment of the cash portion of the Purchase Price and delivery of the MarineMax Common Stock as provided for in Section 2.1.

               (c) CLOSING CERTIFICATE OF BUYER. The Closing Certificate of Buyer required by Section 6.2(i).

               (d) SECRETARY'S CERTIFICATE. The Certificate of the Secretary or an Assistant Secretary of Buyer certifying to the resolutions constituting all necessary corporate action by the Board of Directors of Buyer and its Designated Subsidiary to authorize the consummation of the transactions provided for herein.

               (e) CONSENTS AND APPROVALS. Written evidence of all consents and approvals of the transactions contemplated hereby.

               (f) THE LEASES. The Leases.

               (g) THE BILL OF SALE AND ASSIGNMENT AGREEMENT. The Bill of Sale and Assignment Agreement.

               (h) THE INTERIM MANAGEMENT AGREEMENT. The Interim Management Agreement.

               (i) THE EMPLOYMENT AGREEMENTS.

          All certificates and other documents delivered by Buyer or its Designated Subsidiary shall be in form reasonably satisfactory to counsel for Seller.

          7.4 PAYMENT OF CREDITORS. Contemporaneously with the Closing, Seller shall, from the cash portion of the Purchase Price received, pay off entirely all accounts payable and all of Seller's creditors, except with respect to the Assumed Liabilities. Seller shall supply evidence of such payoffs to Buyer at the Closing in the form of copies of each check of Seller issued to creditors and other third parties.

          7.5 OBLIGATIONS OF ALL PARTIES.

               (a) THIRD-PARTY CLAIMS. The parties shall cooperate with each other with respect to the defense of any claims or litigation made or commenced by third parties subsequent to the Closing Date that are not subject to the indemnification provisions contained in Section 10 of this Agreement.

               (b) FURTHER ASSURANCES. The parties shall execute such further documents and perform such further acts as may be necessary to consummate the transactions contemplated herein on the terms herein contained and to otherwise comply with the terms of this Agreement.

               (c) PAYMENT OF DISPUTED SUMS. The parties recognize that certain liabilities described in Section 2 may, depending upon certain factors, be an Assumed Liability in accordance with Section 2.1 or be an Excluded Liability in accordance with Section 2.2. The parties also recognize the importance of the prompt discharge of the Excluded Liabilities to Buyer's future conduct of the Watercraft Business and recognize that Buyer may be called upon to discharge Excluded Liabilities in connection with its conduct of the Watercraft Business following the Closing Date. Accordingly, it is understood that, in the conduct of the Watercraft Business, Buyer may (but shall not be obligated to) discharge certain liabilities that may in fact constitute an Excluded Liability with respect to which there is not a good faith dispute between Seller and the party to whom the Excluded Liability is owed as to Seller's liability therefor. In such event, Buyer shall give Seller or Designated Shareholders notice of the liability or obligation discharged by Buyer pursuant to this subsection and, notwithstanding anything in this Agreement to the contrary, Seller and Designated Shareholders shall, upon request of Buyer, promptly reimburse Buyer for the amount thereof.

                                    SECTION 8
                        WAIVER, MODIFICATION, ABANDONMENT

          8.1 WAIVERS. The failure of Seller or Designated Shareholders to comply with any of their obligations, agreements, or conditions as set forth in this Agreement may be waived expressly in writing by Buyer, by action of its Board of Directors. The failure of Buyer or Designated Subsidiary to comply with any of their obligations, agreements, or conditions as set forth in this Agreement may be waived expressly in writing by Seller, by action of its Board of Directors, without the vote of its shareholders.

          8.2 MODIFICATION. This Agreement may be modified at any time in any respect by the mutual consent of all of the parties, notwithstanding prior approval by the shareholders of Seller. Any such modification may be approved for any party by its Board of Directors, without further shareholder approval, except that the amount of consideration to be paid for the Purchased Assets may not be decreased (except as provided herein) without the consent of the shareholders of Seller given by the same vote as is required under applicable state law for approval of this Agreement.

          8.3 ABANDONMENT. The transactions contemplated by this Agreement may be abandoned on or before the Closing Date, notwithstanding approval of this Agreement by the shareholders of Seller:

               (a) By the mutual agreement of the Boards of Directors of Buyer and Seller, or

               (b) By the Board of Directors of Buyer, if any of the conditions provided in Section 6.1 shall not have been satisfied, complied with, or performed in any material respect by the Closing Date, and Buyer shall not have waived such failure of satisfaction, noncompliance, or nonperformance, or

               (c) By the Board of Directors of Seller, if any of the conditions provided in Section 6.2 shall not have been satisfied, complied with, or performed in any material respect by the Closing Date, and Seller shall not have waived such failure of satisfaction, noncompliance, or nonperformance, or

               (d) At the option of Buyer or Seller, if there shall have been instituted and be pending or threatened any legal proceeding before any court or governmental agency seeking to restrain or prohibit or to obtain damages in respect of this Agreement or the consummation of the transactions contemplated by this Agreement, or if any order restraining or prohibiting the transactions contemplated by this Agreement shall have been issued by any court or governmental agency and shall be in effect.

                  In the event of any termination pursuant to this Section 8.3 (other than pursuant to subparagraph (a) hereof), written notice setting forth the reasons thereof shall forthwith be given by Seller if it is the terminating party, to Buyer, or by Buyer, if Buyer is the terminating party, to Seller. This Agreement shall terminate automatically if the Closing Date shall not have occurred on or before October 31, 1998, (subject to extension as specified herein), or such later date as shall have been agreed to by the parties hereto under Section 8.2.

          8.4 EFFECT OF ABANDONMENT. In the event that the transactions contemplated by this Agreement are abandoned as provided for in Section 8.3, then (a) this Agreement shall forthwith become wholly void and of no effect without liability to any party to this Agreement or to the directors, officers, representatives, and agents of any such party subject to Section 8.5, (b) Buyer and Seller shall each pay its own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of its counsel, accountants, investment bankers, and other experts, and (c) Seller and Buyer (and their representatives) shall return to the other all copies of books, records, documents, or other papers given by Seller or Buyer (or their representatives) to the other (or their representatives).

          8.5 RIGHT TO DAMAGES. If this Agreement is terminated, no party hereto shall have any liability or obligation to the others; provided, however, that each party hereto shall remain liable for any breach of any of that party's representations and warranties or the terms of this Agreement, or any willful failure by the party to perform any of his, her or its obligations or agreements contained or referenced in this Agreement, in which case that party shall be liable for all of the other parties' out-of-pocket costs and expenses incurred in connection with the negotiations, due diligence reviews, and preparation of the term sheet, this Agreement, and all of the other documents related to this transaction, and those costs and expenses that are incurred by the other parties in pursuing such rights and remedies, including reasonable attorneys' fees.

                                    SECTION 9
                                 NON-COMPETITION

          9.1 NON-COMPETITION. Because of the importance of Designated Shareholders to the development and operation of the business of Seller, as well as their knowledge of and reputation in Seller's industry, Buyer is unwilling to enter into and perform this Agreement unless Seller and Designated Shareholders all enter into the non-competition agreement contained in this Section 9. To induce Buyer to enter into this Agreement and for the benefit of Buyer and Designated Subsidiary, Seller and Designated Shareholders jointly and severally agree as follows:

          9.2 DURATION AND EXTENT OF RESTRICTION. Neither Seller nor Designated Shareholders shall, for a period ending five years after the Closing Date, within a 200 mile radius of any location where Seller conducts the Watercraft Business as of the Closing Date, engage in a business the same as, similar to, or in general competition with the business being conducted by Seller and its subsidiaries at or within 12 months prior to the Closing Date. The term "engage in" shall include, but shall not be limited to, activities, whether direct or indirect, as proprietor, partner, shareholder, principal, agent, employee, consultant or lender; provided, however, that the ownership of not more than 5% in the aggregate by Seller and Designated Shareholders of the stock of a publicly held corporation shall not be included in such term.

          9.3 RESTRICTIONS WITH RESPECT TO CUSTOMERS AND EMPLOYEES. In furtherance of, and without in any way limiting the restriction in Section 9.2, for the period specified in Section 9.2, neither Seller nor Designated Shareholders shall, directly or indirectly,

               (a) request any past, present, or future customers of Seller or any subsidiary of Seller to curtail or cancel their business with Buyer or any of its subsidiaries;

               (b) disclose the identity of any past, present, or future customers of Seller or any subsidiary of Seller, Buyer, or any subsidiary of Buyer to any other person, firm or entity engaged in a business the same as, similar to, or in general competition with the business being conducted by Seller or its subsidiaries within the territorial limits described in Section 9.2;

               (c) solicit, canvas, or accept, or authorize any other person to solicit, canvas, or accept, from any past, present, or future customers of Seller or any subsidiary of Seller, Buyer or any subsidiary of Buyer, any business for any other person, firm, or entity engaged in a business the same as, similar to, or in general competition with the business of Seller or its subsidiaries being conducted within the territorial limits described in Section 9.2; or

               (d) induce or attempt to influence any employee of Seller or any subsidiary of Seller, Buyer or any subsidiary of Buyer to terminate his employment.

As used in this Section 9.3, "future customer" shall mean a customer with whom business will have been transacted between the date hereof and the end of the term specified in Section 9.2.

          9.4 REMEDIES FOR BREACH. Seller and Designated Shareholders acknowledge that the restrictions contained in this Section 9, in view of the nature of the business in which they are engaged, are reasonable and necessary to protect the legitimate interests of Buyer and its parent, subsidiaries and other affiliated entities and that any violation of these restrictions would result in irreparable injury to Buyer and its parent, subsidiaries and other affiliated entities. Seller and Designated Shareholders agree that, in the event of a violation of any of such restrictions, Buyer and Designated Subsidiary shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Buyer and Designated Subsidiary may be entitled. In the event of a violation, the period of non-competition referred to in Section 9.2 shall be extended by a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith.

                                   SECTION 10
                                 INDEMNIFICATION

          10.1 INDEMNIFICATION BY SELLER AND DESIGNATED SHAREHOLDERS.

               (a) GENERAL. Seller and Designated Shareholders, jointly and severally, covenant and agree to defend, indemnify, and hold Buyer and Designated Subsidiary and each of their officers, directors, shareholders, employees, and agents (each, a "Buyer Indemnitee") harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action or cause of action that any Buyer Indemnitee may suffer or incur by reason of (i) the material inaccuracy of any of the representations or warranties of Seller or any Designated Shareholder contained in this Agreement, or any of the agreements, certificates, documents, exhibits or schedules delivered in connection with this Agreement; (ii) the failure to comply with, or the breach, or the default by Seller or any Designated Shareholder of, any of the covenants, warranties or agreements made by Seller or any Designated Shareholder contained in this Agreement, or any of the agreements, certificates, documents, exhibits or schedules delivered in connection with this Agreement; or (iii) any of the Excluded Liabilities.

               (b) BULK SALES MATTERS. Seller and each Designated Shareholder, jointly and severally, covenant and agree to defend, indemnify, and hold each Buyer Indemnitee harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense, or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action, or cause of action that Buyer may suffer or incur by reason of any liability or obligation of Seller, of whatsoever nature and type, with respect to or arising under any applicable Bulk Sales Act.

               (c) ENVIRONMENTAL. Seller and each Designated Shareholder, jointly and severally, covenant and agree to defend, indemnify, and hold each Buyer Indemnitee harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses) incurred by reason of any inaccuracy of any of the representations or warranties set forth in Section 4.1(p) hereof, or any demand, claim, inquiry, investigation, proceeding, action, or cause of action, environmental assessments, costs of cleanup, and/or remediation expenses such Buyer Indemnitee may suffer or incur directly or indirectly by reason of or in any way relating to:

                    (i) any use, generation, transportation, storage, treatment, disposal or presence of Hazardous Substances (as defined below) occurring on or prior to the Closing Date including, without limitation, any waste or other disposal activities or Releases (as defined below) that occurred at a facility on which a portion of Seller's or its subsidiaries' (or its or their predecessors') business was conducted, any waste or other disposal activities or Releases that occurred off of any such facility with regard to wastes and other substances generated on such facility, and any waste or other disposal activities or Releases that occurred on real estate at any time whether or not Seller or any of its subsidiaries (or its predecessors) owned or leased such real estate at the time such waste or other disposal activities or Releases were engaged in, and whether or not Seller or any of its subsidiaries performed such waste or other disposal activities or Releases. As used herein, the term "Hazardous Substances" shall mean and include those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," "extremely hazardous substances," "medical waste," or "solid waste" in the environmental laws and in rules and regulations promulgated pursuant thereto; those substances listed in the United States Department of Transportation Table or by the United States Environmental Protection Agency as hazardous substances; any materials, substances or wastes that are toxic, ignitable, corrosive or reactive and that are regulated by any local, state or federal governmental authority; petroleum, its derivatives, by-products, other hydrocarbons, gasoline, crude oil or any fraction thereof that is liquid at standard conditions of temperature and pressure (including, but not limited to motor fuels, jet fuels, distillate fuel oils, residual fuel oils, lubricants, petroleum solvents, and used oils); and all other substances, materials, and wastes that are, or that become, prohibited, controlled or regulated under, or that are classified as hazardous or toxic under, any environmental law or that pose or could pose a threat or nuisance to health, safety or the environment or any other substance, material or waste, the presence of which requires reporting, investigation or remediation under any environmental laws, causes or threatens to cause a nuisance on Seller's or any of its subsidiaries' properties or on any adjacent property or poses or threatens to pose a hazard to the health or safety of persons, or which, if it emanated or migrated, could constitute a trespass;

                    (ii) any past, present or threatened spills, discharges, leaks, emissions, injections, escapes, dumping, pumping, pouring, emptying, leaching, leaking, disposing or any releases or threatened releases as defined now or in the future under CERCLA, as amended or reauthorized from time to time, or any other similar federal, state or local laws, statutes, rules or regulations to surface waters, groundwaters, soil, ambient air or otherwise into the environment ("Releases") occurring on or prior to the Closing Date, including, without limitation, both those Releases or incidents involving potential or actual environmental contamination that required notification or reporting to appropriate federal, state or local officials or agencies, or clean-up or remedial activities, and those releases or incidents that occurred prior to the effective date of any requirements imposing such notification or reporting obligations or clean-up or remedial activities, but which would have been subject to such obligations if they had occurred subsequent to the effective date of such requirements;

                    (iii) the exposure of and resulting consequences to any persons, including, without limitation, employees of Seller or any of its subsidiaries, to any mineral, chemical or industrial product, raw material intermediate, by-product or Hazardous Substance created, stored, treated, generated, processed, handled or originating at a facility at which Seller or any of its subsidiaries (or any of its or their predecessors) conducted business on or prior to the Closing Date or otherwise used by Seller or any of its subsidiaries (or any of its or their predecessors) in the conduct of its business;

                    (iv) any violations or claim of violations by Seller or any of its subsidiaries, or pertaining to its or their properties, which violations or alleged violations occurred prior to the Closing Date, of federal, state, or local Environmental Laws, occupational or employee health and safety laws, or otherwise arising out of or under such laws;

                    (v) any and all actions, failures to act and negligence in monitoring, maintaining, reporting, and upkeep of on-site generation, storage, treatment, transportation and disposal operations on or prior to the Closing Date;

                    (vi) any installation, use, removal, maintenance or monitoring of storage tanks or related facilities on or prior to the Closing Date; or

                    (vii) any violations, fees, obligations or failures to comply with any and all environmental laws, permit requirements, authorizations, orders and other administrative or legal directives on or prior to the Closing Date.

             Notwithstanding anything to the contrary herein, this indemnification shall take effect upon the discovery of any condition set forth herein within five years of the Closing Date and applies to voluntary as well as governmental or court mandated cleanups.

               (d) SECURITY FOR SELLER'S AND DESIGNATED SHAREHOLDERS' OBLIGATIONS. A portion of the MarineMax Common Stock shall be set aside and held pursuant to the Escrow and Security Agreement as security for Seller's and Designated Shareholders' obligations under this Section 10.1.

          10.2 INDEMNIFICATION BY BUYER. Buyer covenants and agrees to defend, indemnify, and hold Seller and Designated Shareholders harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action, or cause of action that Seller or any Designated Shareholder may suffer or incur by reason of (a) the inaccuracy of any of the representations or warranties of Buyer contained in this Agreement or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; or (b) the failure to comply with, or the breach or the default by Buyer, of any of the covenants, warranties, or agreements made by Buyer in this Agreement or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement. Buyer shall have no obligation to defend, indemnify, and hold Seller or any Designated Shareholder harmless pursuant to this Section 10.2 hereof with respect to any liability that is an Excluded Liability set forth in Section 2.2 hereof; or (c) any Assumed Liability.

          10.3 NOTICE AND RIGHT TO DEFEND THIRD-PARTY CLAIMS. Promptly upon receipt of notice of any claim, demand, or assessment or the commencement of any suit, action, or proceeding with respect to which indemnity may be sought pursuant to this Agreement, the party seeking to be indemnified or held harmless (the "Indemnitee") shall notify in writing, if possible, within sufficient time to respond to such claim or answer or otherwise plead in such action, the party from whom indemnification is sought (the "Indemnitor"). In case any claim, demand, or assessment shall be asserted, or suit, action, or proceeding commenced against the Indemnitee, the Indemnitor shall be entitled, at the Indemnitor's expense, to participate therein, and, to the extent that it may wish, to assume the defense, conduct, or settlement thereof, at its own expense, with counsel satisfactory to the Indemnitee, whose consent to the selection of counsel shall not be unreasonably withheld or delayed, provided that the Indemnitor confirms to the Indemnitee that it is a claim to which its rights of indemnification apply. The Indemnitor shall have the right to settle or compromise monetary claims without the consent of Indemnitee; however, as to any other claim, the Indemnitor shall first obtain the prior written consent from the Indemnitee, which consent shall be exercised in the sole discretion of the Indemnitee. After notice from the Indemnitor to the Indemnitee of Indemnitor's intent so to assume the defense, conduct, settlement, or compromise of such action, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses (including, without limitation, settlement costs) subsequently incurred by the Indemnitee in connection with the defense, conduct, or settlement of such action while the Indemnitor is diligently defending, conducting, settling, or compromising such action. The Indemnitor shall keep the Indemnitee apprised of the status of the suit, action, or proceeding and shall make Indemnitor's counsel available to the Indemnitee, at the Indemnitor's expense, upon the request of the Indemnitee. The Indemnitee shall cooperate with the Indemnitor in connection with any such claim and shall make personnel, books, and records and other information relevant to the claim available to the Indemnitor to the extent that such personnel, books, and records and other information are in the possession and/or control of the Indemnitee. If the Indemnitor decides not to participate, the Indemnitee shall be entitled, at the Indemnitor's expense, to defend, conduct, settle or compromise such matter with counsel satisfactory to the Indemnitor, whose consent to the selection of counsel shall not be unreasonably withheld or delayed.

                                   SECTION 11
                                     GENERAL

          11.1 INDEMNITY AGAINST FINDERS. Each party hereto shall indemnify and hold the other parties harmless against any claim for finders' fees based on alleged retention of a finder by it.

          11.2 CONTROLLING LAW. This Agreement, and all questions relating to its validity, interpretation, performance, and enforcement, shall be governed by and construed in accordance with the laws of Delaware, notwithstanding any Delaware or other conflict-of-law provisions to the contrary.

          11.3 NOTICES. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, 12 hours after being sent by facsimile, or 72 hours after being sent by registered or certified mail, postage prepaid, as set forth below:

                               If to Buyer:

                               18167 U.S. 19 North, Suite 499
                               Clearwater, Florida 33605
                               Attention:  William H. McGill Jr.
                               Phone:  (727) 531-1700
                               Fax:  (727) 531-0123

                               with a copy given in the manner
                               prescribed above, to:

                               O'Connor, Cavanagh, Anderson,
                                Killingsworth & Beshears, P.A.
                               One East Camelback Road, Suite 1100
                               Phoenix, Arizona  85012
                               Attention:  Robert S. Kant, Esq.
                               Phone:  (602) 263-2606
                               Fax:  (602) 263-2900

                               If to Seller:

                               2555 N.E. Catawba Road
                               Port Clinton, Ohio  43452
                               Attention: John Robert Moore, III and John Robert Moore, IV

                               Phone:  (419) 797-4492
                               Fax:  (419) 797-0030

                               with a copy given in the manner
                               prescribed above, to:

                               Reinheimer & Reinheimer
                               208 Madison Street
                               Port Clinton, Ohio  43532
                               Attn: Jim Reinheimer, Esq.
                               Fax:  (419) 734-3620

                  Any party may alter the address to which communications or copies are to be sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for the giving of notice.

          11.4 BINDING NATURE OF AGREEMENT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign, delegate, or transfer its rights or obligations under this Agreement (other than as provided for herein) without the prior written consent of the other parties hereto. Any assignment, delegation, or transfer made in violation of this Section 11.4 shall be null and void.

          11.5 ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules hereto contain the entire understanding among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          11.6 SEVERABILITY. Each and every provision set forth in this Agreement is independent and severable from the others, and no provision shall be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part. The parties hereto agree that if any provision of any of paragraphs of this Agreement shall be declared by a court of competent jurisdiction to be unenforceable for any reason whatsoever, the court may appropriately limit or modify such provision, and such provision shall be given effect to the maximum extent permitted by applicable law.

          11.7 PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

          11.8 GENDER. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

          11.9 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations or warranties made in or pursuant to Section 4 shall survive the Closing.

          11.10 COUNTERPARTS; FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement, and this Agreement may be executed by facsimile provided that the parties deliver the original execution pages within 48 hours of the Closing.

          11.11 SUBSIDIARIES. For purposes of this Agreement, all references to a subsidiary or subsidiaries of Seller or Buyer shall mean any corporation, partnership or limited liability company in which Seller or Buyer, as the case may be, owns a majority interest or otherwise controls.

          11.12 NO OBLIGATION TO HIRE. Nothing contained in this Agreement shall impose, or be deemed to impose, upon Buyer any obligation to employ or retain any persons who are employed by Seller as of the Closing Date or to offer employment to such persons under similar working conditions as those existing prior to the Closing.

          11.13 THIRD-PARTY BENEFICIARY. MarineMax shall at all times be and remain an express third-party beneficiary under this Agreement and all documents, instruments, and agreements made and entered into pursuant hereto.

          11.14 ASSIGNABILITY. At any time hereafter, Buyer may assign all or part of its rights under this Agreement to MarineMax and any of its subsidiaries, and MarineMax and any of its subsidiaries (as applicable) shall receive and enjoy the benefits of all of Seller's and Designated Shareholders' obligations hereunder with respect to the rights so assigned.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             MARINEMAX OF TREASURE COVE, INC.

                                             By: /s/ Michael McLamb
                                             Names: Michael McLamb
                                             Its: Vice President

                                             TREASURE COVE MARINA, INC.

                                             By: /s/John Robert Moore, IV
                                             Names: John Robert Moore, IV
                                             Its:  President

                                             /s/John Robert Moore, III
                                             JOHN ROBERT MOORE, III

                                             /s/John Robert Moore, IV
                                             JOHN ROBERT MOORE, IV

                             EXHIBIT LIST

Exhibit A -   Form of Escrow and Security Agreement
Exhibit B -   Form of Closing Certificate of Seller and Designated Shareholders
Exhibit C -   Form of Lease
Exhibit D -   Form of Closing Certificate of Buyer
Exhibit E -   Form of Bill of Sale and Assignment Agreement
Exhibit F -   Form of Interim Management Agreement
Exhibit G -   Form of Employment Agreement - John Robert Moore, III
Exhibit H -   Form of Employment Agreement - John Robert Moore, IV